UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-5221

Seligman Portfolios, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

Portfolios, Inc.

Annual Report

December 31, 2007

Seligman Portfolios, Inc.

Dear Contract Owner:

We are pleased to present the annual shareholder report for Seligman Portfolios, Inc. for the year ended December 31, 2007. The report contains a discussion of each Portfolio’s performance, investment results, portfolio of investments, and financial statements.

Thank you for your continued support of Seligman Portfolios. We look forward to serving your investment needs for many years to come.

Respectfully,

William C. Morris

Chairman

J. & W. Seligman & Co. Incorporated

February 27, 2008

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, New York 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, New York 10017	Subadviser (to Seligman International Growth Portfolio) Wellington Management Company, LLP 75 State Street Boston, MA 02109 General Counsel Sullivan & Cromwell LLP	Custodians JPMorgan Chase Bank State Street Bank and Trust Company Independent Registered Public Accounting Firm Deloitte & Touche LLP

Quarterly Schedules of Investments

Complete schedules of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on Form N-Q is also made available on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-7844 in the US or collect (212) 850-1864 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Seligman Portfolios’ prospectus or statement of additional information.

Seligman Portfolios, Inc.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of each Portfolio of Seligman Portfolios, Inc. (the “Fund”), and to provide a summary of their portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Returns for Class 1 and Class 2 shares are calculated without any sales charges. Performance data quoted are net of all portfolio operating expenses, but do not include any charges imposed on contract owners by the insurance companies’ separate account or by any pension or retirement plan. If these additional charges were included, performance would have been lower. Total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

The chart for each Portfolio compares a $10,000 hypothetical investment made in Class 1 shares, to $10,000 hypothetical investments made in the appropriate benchmark indices, for the ten-year or since-inception period through December 31, 2007. For those Portfolios that issued Class 2 shares, the performance of Class 2 shares, which commenced on a later date, is not shown in the charts, but is included in the tables of returns. The performance of Class 2 shares will differ from the performance shown for Class 1 shares, based on the differences in fees paid by each class. The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages excludes the effect of taxes and sales charges, and the performance of the indices excludes the effect of taxes, fees, and sales charges. Investors cannot invest directly in an average or index. The charts and total returns do not reflect any fees or charges that investors will incur in purchasing or selling units of the Variable Accounts.

An investment in the Portfolios is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing on one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average price fluctuations.

For certain Portfolios, J. & W. Seligman & Co. Incorporated (the “Manager”) has voluntarily undertaken to reimburse expenses. Such reimbursement can be discontinued at any time at the Manager’s discretion, except in the case of Seligman International Growth Portfolio, for which the undertaking is contractual through at least April 30, 2008. Absent such reimbursement, returns would have been lower. See Note 4 to the Financial Statements on page 46 of this report for additional information.

An investment in a Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prior to March 31, 2000, the Manager employed subadvisers that were responsible for providing all or a portion of the portfolio management services with respect to the investments of Seligman Global Technology Portfolio and Seligman International Growth Portfolio. For the period following, until September 15, 2003, in the case of Seligman International Growth Portfolio, the assets of these Portfolios were managed exclusively by the Manager. Since September 15, 2003, Wellington Management Company, LLP has acted as subadviser to provide portfolio management services for Seligman International Growth Portfolio. See Note 4 to the Financial Statements on page 46 of this report for additional information.

Accompanying each chart is a discussion of the factors that affected the Portfolio during the past year.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Seligman Portfolios’ prospectus or statement of additional information.

1

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio

The year 2007 can be characterized by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Investors’ positive reactions to various earnings reports, as well as continued mergers and acquisition (M&A) activity further fueled activity.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board (the Fed) sought to ease concerns by reducing the federal funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. (Subsequent to year end, the federal funds target rate was lowered to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, the subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse. Overall, investors appeared to be seeking companies maintaining higher growth rates and with more earnings reliability. This approach led growth stocks to outperform value stocks during the period.

The Portfolio received its largest positive contribution to investment results from the industrials sector. Although the Portfolio remained underweight in this well-performing sector during the year, relative to the benchmark, superior stock selection strongly helped the Portfolio’s return. Among the Portfolio’s top contributing holdings during the year were AGCO, a farm equipment manufacturer and distributor, and McDermott International, an engineering and construction company that specializes in the energy and power industries.

One of the Portfolio’s largest sector overweights, versus the benchmark, was health care. Our investment strategy within health care was to continue to focus on companies that we believe are creating impressive treatments and devices for many medical conditions and that have the potential to have a significant impact in their particular areas of expertise. This is reflected in our overweight in the sub-sectors of biotechnology and health care equipment and supplies. The Portfolio garnered strong results from its exposure to, and stock selection within, the sector, outperforming its benchmark to a sizable degree.

The Portfolio’s largest weighting during the year — and largest overweight, relative to the benchmark — was information technology, as we believed that technology spending would persist as many companies continued to update their infrastructure. Stock selection led the Portfolio to lag the benchmark’s results, and the sector ended the year as the Portfolio’s largest area of detraction, compared to the benchmark. SAVVIS, a network-outsourcing provider, was one of the largest negative contributors to the Portfolio’s investment results, as its stock price suffered on news that the company was going to incur additional costs to expand its overseas operations. Research in Motion, maker of the Blackberry, however, was a notable bright spot, ending the year among the Portfolio’s top contributors.

The Portfolio’s consumer staples allocation also detracted from investment results during the year, in particular, the Portfolio’s position in Rite-Aid. The company saw its stock sell off sharply following news that its recent acquisition of the Brooks Eckerd drug store chain was weaker than expected. Drug stores, in general, have experienced weaker sales in recent months as consumer spending has slowed in response to the weaker economy and lighter store foot traffic.

Stock selection within the consumer discretionary sector, aside from NutriSystem, enabled the Portfolio to outperform the benchmark in the worst performing sector of the benchmark for the year. The Portfolio also outperformed the benchmark in the telecommunication services sector, despite a detraction from NII Holdings. NII Holdings, a wireless telecommunication services provider with operations in Latin America, had weaker than expected new subscriptions, particularly within Mexico. This surprised investors and led to a sharp sell-off of the company’s stock. The company’s stock continued to sell-off further in November and December as investors became increasingly risk averse.

The Portfolio benefited from its energy and financials allocations. The energy sector delivered strong returns for the year, as energy prices — oil, in particular — continued to rise. The Portfolio maintained a benchmark weighting and outperformed the benchmark considerably within the energy sector. While the financials sector was plagued by subprime issues, the Portfolio’s notable underweight, relative to the benchmark, coupled with strong stock selection, enabled the Portfolio to substantially outperform the benchmark within the sector. The Portfolio also recognized sizeable gains from its holdings in the materials sector, in particular Mosaic, an agricultural chemical company that saw profits soar during the period as global prices for grain reached record levels.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years	Class 2 Since Inception 8/30/00
Seligman Capital Portfolio
Class 1	$23,517	16.48%	15.49%	8.93%	n/a
Class 2	n/a	16.25	15.20	n/a	(1.65)%
Lipper Mid-Cap Funds Average*	n/a	9.27	15.98	8.41	3.46	†
Lipper Mid-Cap Growth Funds Average*	n/a	16.48	16.44	7.78	0.37	†
Russell Midcap Growth Index*	20,775	11.43	17.89	7.58	0.18
* See benchmark descriptions on pages 19 and 20. † From August 31, 2000.

2

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Capital Portfolio (continued)

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Aerospace and Defense	2	$243,098	$277,981	2.6	3.0
Airlines	—	—	—	—	1.3
Auto Components	1	218,401	194,718	1.8	—
Biotechnology	5	476,487	559,694	5.2	2.0
Capital Markets	—	—	—	—	5.0
Chemicals	2	324,492	388,449	3.6	—
Commercial Services and Supplies	—	—	—	—	1.8
Communications Equipment	4	551,405	479,816	4.4	3.3
Computers and Peripherals	—	—	—	—	0.7
Construction and Engineering	2	283,049	289,570	2.7	—
Containers and Packaging	—	—	—	—	1.3
Diversified Financial Services	1	77,952	96,250	0.9	—
Diversified Telecommunication Services	2	212,405	215,639	2.0	—
Electric Utilities	1	183,068	197,470	1.8	—
Electrical Equipment	—	—	—	—	1.9
Electronic Equipment and Instruments	1	55,469	48,384	0.4	—
Energy Equipment and Services	5	769,596	962,368	8.9	5.6
Food and Staples Retailing	1	344,229	198,090	1.8	3.5
Food Products	—	—	—	—	1.6
Health Care Equipment and Supplies	4	371,044	388,999	3.6	5.6
Health Care Providers and Services	4	422,835	460,375	4.2	7.8
Hotels, Restaurants and Leisure	2	269,949	243,024	2.2	7.1
Household Durables	—	—	—	—	1.0
Independent Power Producers and Energy Traders	—	—	—	—	1.1
Industrial Conglomerates	2	454,452	557,800	5.1	—
Internet Software and Services	3	624,029	541,800	5.0	2.9
IT Services	—	—	—	—	4.5
Life Sciences Tools and Services	2	210,456	239,594	2.2	3.3
Machinery	3	584,388	671,172	6.2	2.6
Media	1	493,059	450,772	4.2	2.8
Metals and Mining	3	327,727	410,543	3.8	1.1
Multiline Retail	1	239,240	206,100	1.9	—
Oil, Gas and Consumable Fuels	2	238,105	348,854	3.2	1.4
Pharmaceuticals	1	141,915	130,758	1.2	2.8
Road and Rail	—	—	—	—	1.7
Semiconductors and Semiconductor Equipment	3	409,757	346,559	3.2	5.5
Software	4	688,736	813,459	7.5	4.2
Specialty Retail	2	340,532	315,948	2.9	6.5
Textiles, Apparel and Luxury Goods	1	237,826	201,828	1.9	2.7
Wireless Telecommunication Services	4	465,867	382,618	3.5	3.5
	69	10,259,568	10,618,632	97.9	99.1
Short-Term Holding and Other Assets Less Liabilities	1	229,769	229,769	2.1	0.9
Net Assets	70	$10,489,337	$10,848,401	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases
Cummins*
Kohl’s*
Gemstar-TV Guide International
Coach*
Activision*
Synopsys*
Rite Aid
Zumiez*
Quanta Services*
Raytheon*

Largest Sales
Research In Motion
Gen-Probe**
Wynn Resorts**
Apollo Group (Class A)**
Precision Castparts**
Urban Outfitters**
Iconix Brand Group**
FormFactor**
Shire (ADR)**
Business Objects (ADR)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

3

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Cash Management Portfolio

Amid concerns over a ballooning subprime mortgage crisis and a severe tightening of liquidity in the credit markets, the US Federal Reserve Board began to ease monetary policy in September 2007 with the first in a series of cuts in the federal funds target rate, the rate banks charge one another on overnight loans. The rate, which had stood at 5.25% for the first nine months of the year, was decreased to 4.75% in September, to 4.5% in October, and to 4.25% in December. Subsequent to the close of the reporting period, the rate was decreased an additional 125 bps, and stands at 3% as of February 2008.

The Portfolio’s strategy is to maintain a portfolio of very high quality instruments with short maturities and, as a result, the portfolio was not exposed to any of the problematic credit issues that dominated the headlines during the year.

The US Treasury yield curve was inverted for much of the year and short-term rates fell quite a bit. For a while, we extended the maturities of the Portfolio’s holdings in order to lock in higher rates. As the Treasury yield curve became increasingly inverted, we stopped extending maturities and decided to keep the maturities short. (Generally, we maintain short maturities in the Portfolio’s portfolio, so “longer” maturities were still relatively short.)

As short-term rates fell during the year, we decreased the Portfolio’s allocation to US Government securities slightly and increased the Portfolio’s allocation to agency securities and time deposits. Our strategy was to increase the Portfolio’s exposure to instruments that offered higher yield than US Treasuries to help lock in more spread.

The Portfolio was able to deliver a higher yield to investors in 2007 than in 2006, while continuing to offer a high-quality portfolio, high liquidity, and stability of principal.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Summary of Net Assets

December 31, 2007

			Percent of Net Assets December 31,					Percent of Net Assets December 31,
	Issues	Value	2007	2006		Issues	Value	2007	2006
Short-Term Holdings:
US Government Securities	2	$1,488,165	15.0	16.6	Repurchase Agreement	1	$173,000	1.8	8.3
Government Agency Securities	4	3,306,179	33.4	21.9		17	9,921,790	100.2	91.7
Fixed Time Deposits	7	3,451,000	34.8	29.9	Other Assets Less Liabilities	—	(16,182)	(0.2)	8.3
Commercial Paper	3	1,503,446	15.2	15.0	Net Assets	17	$9,905,608	100.0	100.0

4

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Common Stock Portfolio

The year 2007 was marked by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007, which we viewed as a healthy pullback. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits further fueled equity advances.

Subprime concerns came to light during the summer months and led to a tightening of the reins by credit lenders and a sell-off in the markets. Merger and acquisition activity, which had been robust in recent years, cooled significantly as market liquidity dried up and financing became increasingly difficult to secure. The Federal Reserve Board sought to ease concerns by reducing the discount rate in August and subsequently again in September. The Fed lowered the fed funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. (Subsequent to year-end, the fed funds target rate was lowered to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, it would not prove to be long lasting. The sub-prime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

Seligman Common Stock Portfolio underperformed its benchmark for the year, due primarily to stock selection and, to a lesser degree, sector allocation. As investors became less risk tolerant in November and December, sectors that are generally considered to be defensive in nature — energy, consumer staples, and utilities — outperformed. The Portfolio was underweight, relative to the benchmark in these areas, as we believed valuations, particularly for consumer staples and energy stocks, to be excessive. Sectors in which the Portfolio was more heavily concentrated versus the benchmark, such as information technology, and to a modest degree, consumer discretionary, underperformed during this time. The best-performing sector of the benchmark for the year was energy. The worst-performing sector for the year, an area that performed abysmally throughout the year, was financials. The Portfolio maintained an underweight in the financial sector for the entire year.

The area that had the largest positive impact on the Portfolio's investment results for the year, relative to the benchmark, was the health care sector. Biotech firm Pharmion ended the year as the largest individual contributor to Portfolio performance. In August, news that Pharmion's cancer treatment drug, Vidaza, demonstrated significant extended survivorship in a study of patients led the company’s stock higher. In November, Celgene agreed to acquire Pharmion at an attractive premium, further driving up the company’s stock price. The Portfolio’s position in Pharmion was eliminated by the end of the reporting period.

The area that detracted the most from the Portfolio’s investment results for the year was the information technology sector. The sector was the Portfolio’s largest weighting, and largest overweighting, versus the benchmark. The Portfolio underperformed the benchmark by a considerable degree, particularly within communications equipment and semiconductors. Apple, however, within the computers and peripheral industry, delivered strong results, ending the year among the Portfolio’s top contributors. The Portfolio continues to hold a position in Apple.

Surging oil prices continued to benefit top-ten holding Exxon Mobil, which also ended the year among the Portfolio’s top contributors to investment results. Altria, also a top-ten holding, saw its stock price rise as it spun off Kraft Foods early in the year, and announced late in the year that it will separate its international tobacco and domestic tobacco businesses. This was met with enthusiasm, as the separation should enable investors to value the different businesses more appropriately. Both Exxon Mobil and Altria remain in the Portfolio’s portfolio.

Among the largest performance detractors during the year were OfficeMax, Rite Aid, NII Holdings, and Gemstar-TV Guide International. Office superstore OfficeMax saw its stock suffer as concerns about a weaker US economy and a slowdown in consumer and small business spending weighed heavily on the company’s stock. We continue to find OfficeMax attractive, from a valuation perspective, and continue to hold the stock in the Portfolio’s portfolio. Rite Aid, which was among the Portfolio’s top contributors as of June 30, saw its stock sell off sharply in the second half of 2007 following news that its recent acquisition of the Brooks Eckerd drug store chain was weaker than expected. Drug stores, in general, have experienced weaker sales in recent months as consumer spending has slowed in response to the weaker economy and lighter store foot traffic. We do believe that Rite Aid’s integration effort with Brooks Eckerd is on track and that there is still upside to the stock. As such, the Portfolio continues to hold Rite Aid in its portfolio.

NII Holdings is a Latin America-based wireless telecommunication service provider. While the sector has seen substantial growth, the company had weaker than expected new subscriptions, particularly within Mexico, which surprised investors and led to a sharp sell-off of the company’s stock. The company’s stock continued to sell-off further in November and December as investors became increasingly focused on risk. While NII Holdings remains in the Portfolio’s portfolio, the position has been scaled back. Gemstar-TV Guide International, the media company responsible for the cable television channel guide service, put itself up for auction over the summer following receipt of an unsolicited offer to be purchased. After several potential offers, Gemstar agreed to be acquired — but by a weaker-than-expected purchaser. The deal disappointed many investors, and the stock subsequently sold off. The Portfolio continues to hold Gemstar, as our analysis gives us reason to believe there remains an attractive upside to the stock.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years
Seligman Common Stock Portfolio
Class 1	$13,420	(1.60)%	10.80%	2.98%
Lipper Large-Cap Core Funds Average*	n/a	5.73	11.70	5.04
S&P 500 Index*	17,746	5.50	12.81	5.90
* See benchmark descriptions on pages 19 and 20.

5

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Common Stock Portfolio (continued)

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:

Aerospace and Defense	3	$134,359	$168,716	3.0	3.3
Air Freight and Logistics	1	35,534	32,720	0.6	0.6
Airlines	3	93,030	66,492	1.2	—
Auto Components	1	67,027	64,906	1.1	—
Automobiles	1	29,615	22,401	0.4	—
Beverages	—	—	—	—	1.3
Biotechnology	2	95,352	88,932	1.6	3.0
Capital Markets	5	282,334	232,872	4.1	2.7
Chemicals	—	—	—	—	0.9
Commercial Banks	2	88,671	69,614	1.2	3.5
Commercial Services and Supplies	2	65,562	61,287	1.1	0.8
Communications Equipment	4	339,801	325,905	5.7	6.4
Computers and Peripherals	5	231,540	250,994	4.4	3.5
Construction and Engineering	2	69,772	68,504	1.2	—
Consumer Finance	3	87,058	62,858	1.1	2.3
Containers and Packaging	1	149,792	133,003	2.3	0.9
Diversified Financial Services	3	237,584	227,121	4.0	5.7
Diversified Telecommunication Services	3	139,576	138,997	2.4	2.1
Electric Utilities	1	41,097	40,820	0.7	—
Electrical Equipment	1	27,363	28,800	0.5	—
Energy Equipment and Services	4	161,956	181,185	3.2	1.5
Food and Staples Retailing	2	188,349	132,662	2.3	4.2
Health Care Equipment and Supplies	2	60,429	60,952	1.1	1.9
Health Care Providers and Services	3	100,749	101,850	1.8	3.6
Hotels, Restaurants and Leisure	1	76,821	53,222	0.9	—
Independent Power Producers and Energy Traders	1	34,609	36,363	0.6	0.6

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006

Industrial Conglomerates	2	$133,059	$144,008	2.5	4.5
Insurance	3	144,037	145,479	2.6	2.7
Internet Software and Services	2	166,173	132,299	2.3	1.6
IT Services	—	—	—	—	1.0
Life Sciences Tools and Services	1	31,481	30,528	0.5	—
Machinery	1	46,650	65,820	1.2	0.7
Media	2	185,289	155,693	2.7	1.9
Metals and Mining	2	104,252	127,676	2.2	1.3
Multiline Retail	2	126,809	103,280	1.8	0.7
Oil, Gas and Consumable Fuels	8	424,866	555,466	9.8	8.2
Pharmaceuticals	6	315,960	315,248	5.5	3.3
Real Estate Investment Trusts	1	22,542	18,692	0.3	—
Road and Rail	—	—	—	—	0.9
Semiconductors and Semiconductor Equipment	4	210,854	203,515	3.6	0.9
Software	4	158,247	180,962	3.2	2.3
Specialty Retail	1	135,017	68,178	1.2	3.7
Textiles, Apparel and Luxury Goods	1	40,774	33,638	0.6	—
Thrifts and Mortgage Finance	—	—	—	—	1.1
Tobacco	1	123,452	148,137	2.6	3.4
Wireless Telecommunication Services	1	133,865	91,808	1.6	1.2
Total Common Stocks	98	5,341,307	5,171,603	90.7	88.2
Options Purchased	21	125,242	60,303	1.1	3.3
Equity-Linked Notes	10	471,000	321,710	5.7	3.7
Short-Term Holding and Other Assets Less Liabilities	1	145,869	145,881	2.5	4.8
Net Assets	130	$6,083,418	$5,699,497	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases		Largest Sales
NII Holdings*	Intel*	BEA Systems**	Urban Outfitters**
Gemstar-TV Guide International	Goodyear Tire & Rubber*	General Electric	Boston Scientific**
Kohl’s*	AT&T*	Pharmion**	Capital One Financial
SAVVIS*	Maxim Integrated Products*	Las Vegas Sands**	Google (Class A)**
Fortress Investment Group (Class A)*	Abbott Laboratories*	Citigroup**	Wachovia

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

6

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio

The technology sector held up relatively well during the period, given the level of market volatility. Compelled over the past few years to increase efficiency and cut costs, many tech companies found themselves with balance sheets flush with cash and we continued to see shareholder-friendly activity, such as large share repurchases, which impacted stock prices positively. While mergers and acquisition activity cooled significantly across many sectors as market liquidity dried up and it became increasingly difficult to secure financing, private investors and leveraged buyout firms continued to find the more mature and relatively stable tech sector attractive. In addition to strategic acquisitions, we saw many tech companies globalizing in an effort to cut costs and increase margins. Demand for technology has grown worldwide and suppliers are relocating manufacturing and service operations abroad to get closer to their customers. These companies benefit from reduced labor and shipping costs, increased inventory efficiency, and, often, advantageous tax and other incentives offered by local governments.

Seligman Communications and Information Portfolio underperformed its benchmark, the S&P GSTI Composite Index for the year ended December 31, 2007. The Portfolio’s largest industry weighting was software, a weighting considerably larger than that of the benchmark. The industry delivered strong absolute returns for both the benchmark and the Portfolio (ending the year as the Portfolio’s largest contributor to absolute results). On a relative basis, however, stock selection resulted in a return for the Portfolio below that of the benchmark in the software industry.

The communications equipment industry had the greatest positive impact on the Portfolio’s investment results, relative to the benchmark, due primarily to strong stock selection. The Portfolio’s weighting was less than that of the benchmark during the year, but the Portfolio recognized a return in the industry nearly three times that of the benchmark. The Portfolio also garnered strong investment results from the Internet software and services industry (a relative overweight) and the semiconductors and semiconductor equipment industry (a relative underweight), outperforming the benchmark’s returns in both industries for the year.

The largest specific contributors to investment results included McAfee (Internet software and services), Apple (computer hardware), VeriSign (Internet software and services), and EMC (computer storage and peripherals). Apple continued to see strong growth during the period as a result of its strong product offerings. Security software company McAfee continued to post solid revenue growth, as did VeriSign, which provides security software services that include securing online financial transactions. EMC saw its stock price rise on strong revenue growth and following the sale of a stake in VMware in August in one of the most anticipated initial public offerings of a tech company since Google.

The Portfolio’s largest area of relative detraction was the computers and peripherals industry. While the industry delivered solid gains for the Portfolio, the Portfolio’s underweight in the industry, as compared to the benchmark, left the Portfolio’s return for the year short of the benchmark’s return. IT consulting was also an area of detraction, on an absolute basis as well as compared to the benchmark. The Portfolio’s weighting was in line with the benchmark’s weighting, but stock selection resulted in negative performance for the Portfolio within the industry for the year.

Among the largest specific detractors were Symantec (Internet software and services), Network Appliance (computer storage and peripherals), Seagate Technology (computer storage and peripherals), and Cymer (semiconductor equipment). Symantec, which provides software and services for information security, availability, compliance, information technology, and systems performance, struggled during the period over concerns of missed earnings, increased competition from rivals, and costly acquisitions. Network Appliance, a network storage and data management company, saw its stock decline on lower-than-expected earnings. Cymer, which develops and manufactures laser light sources that are used in the manufacture of semiconductors, delivered disappointing results for the period. Seagate Technology produces disk drives, an area in which increased competition has pressured prices lower.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Communications and Information Portfolio
Class 1	$26,621	15.37%	19.55%	10.29%	n/a
Class 2	n/a	15.11	19.25	n/a	(1.39)%
Lipper Science & Technology Funds Average*	n/a	14.92	16.12	7.12	(8.92	)†
S&P 500 Index*	17,746	5.50	12.81	5.90	1.69
S&P GSTI Composite Index*	17,480	16.94	15.57	5.74	(8.23	)†

* See benchmark descriptions on pages 19 and 20.

† From April 30, 2000.

Note: Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which the Portfolio invests may be subject to greater government regulation and limited liquidity.

7

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Communications and Information Portfolio (continued)

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Advertising	1	$568,522	$568,100	1.0	—
Application Software	5	2,183,086	2,211,550	3.9	5.4
Communications Equipment	6	5,713,059	6,108,780	10.7	9.3
Computer Hardware	3	1,572,116	1,985,886	3.5	4.0
Computer Storage and Peripherals	5	4,757,488	4,527,963	7.9	10.4
Consumer Software	—	—	—	—	1.4
Electronic Equipment Manufacturers	—	—	—	—	1.4
Electronic Manufacturing Services	1	214,217	241,644	0.4	1.2
Health Care Equipment	3	972,279	939,588	1.6	2.8
Health Care Equipment and Supplies	—	—	—	—	0.4
Health Care Services	2	421,690	447,977	0.8	—
Integrated Telecommunication Services	1	290,328	315,856	0.6	—
Internet Software and Services	5	6,214,148	6,737,418	11.8	22.6
IT Consulting and Other Services	3	4,751,578	5,045,171	8.9	5.7
Life Sciences Tools and Services	—	—	—	—	0.5
Pharmaceuticals	1	696,830	735,565	1.3	—
Semiconductor Equipment	2	1,714,110	1,693,376	3.0	10.7
Semiconductors	9	8,040,349	7,920,054	13.9	4.3
Systems Software	4	8,467,707	8,906,127	15.6	4.0
Technical Software	2	5,832,682	5,934,561	10.4	8.9
Technology Distributors	1	300,032	290,251	0.5	0.5
Wireless Telecommunication Services	2	1,270,261	1,042,904	1.8	1.3
	56	53,980,482	55,652,771	97.6	94.8
Put Option Purchased	1	19,197	1,107	—	—
Short-Term Holding and Other Assets Less Liabilities	1	1,325,986	1,348,294	2.4	5.2
Net Assets	58	$55,325,665	$57,002,172	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases
Marvell Technology Group
Intel*
Maxim Integrated Products
Seagate Technology*
Citrix Systems*
Check Point Software Technologies
Taiwan Semiconductor Manufacturing (ADR)*
Symantec
Electronics for Imaging
Abbott Laboratories*

Largest Sales
KLA-Tencor**
Business Objects (ADR)**
Apple
BEA Systems
C.R. Bard**
Adobe Systems**
Digital River**
Cisco Systems
Texas Instruments**
EMC

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

8

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio

While the markets during the period were rattled on a broad scale stemming from the US subprime mortgage crisis, we believe the technology sector continued to offer attractive opportunities. Mergers and acquisition activity continued as private investors and leveraged buyout firms continued to find the more mature and relatively stable tech sector attractive. In addition to strategic acquisitions, we saw many tech companies globalizing in an effort to cut costs and increase margins. Demand for technology has grown worldwide and suppliers are relocating manufacturing and service operations abroad to get closer to their customers. These companies benefit from reduced labor and shipping costs, increased inventory efficiency, and often, advantageous tax and other incentives offered by local governments. The US, however, continues to be the dominant technology market and, as such, accounted for the Portfolio’s largest geographical allocation. Taiwan and India were the second and third largest country allocations on December 31, 2007.

Seligman Global Technology Portfolio’s investment results were in line with those of its benchmark, the MSCI World IT Index for the year ended December 31, 2007. From an allocation standpoint, the Portfolio’s largest weighting was in the software industry. The area delivered solid absolute returns for the Portfolio, though on a relative basis, investment results lagged those of the benchmark, despite the Portfolio’s relative overweighting.

The Portfolio’s largest contribution to investment results versus the benchmark came from its allocation to the communications equipment industry. The Portfolio was considerably underweight (approximately half the benchmark’s weighting) during the year, but strong stock selection enabled the Portfolio to outperform the benchmark by a sizable margin. The Portfolio also garnered solid returns, on an absolute and relative basis, in the Internet software and services industry, as well as the IT services industry. Both were areas in which the Portfolio maintained overweight position, as compared to the benchmark, and results in both industries aided the Portfolio’s return.

From an individual security standpoint, McAfee (Internet software and services), Apple (computer hardware), VeriSign (Internet software and services), and Rolta India (IT consulting and other services) were among the top contributors to performance. McAfee, a security software company, continued to post solid revenue growth during the period, as did VeriSign, which provides security software services that include securing online financial transactions. Apple delivered strong results during the period on continued growth as a result of its strong product offerings. Rolta India manufactures and markets computer hardware and software products. The company, headquartered in Mumbai, India, delivered strong results for the period as it recorded robust revenue growth. The Portfolio’s position in Rolta was eliminated by year-end.

The largest area of overall detraction from relative investment results came from the computers and peripherals industry. The industry delivered strong returns for the benchmark, but the Portfolio’s underweight position and stock selection led investment results to lag those of the benchmark for the year.

Detractors from investment results during the year included Symantec (Internet software and services), Seagate Technology (computer storage and peripherals), Network Appliance (computer storage and peripherals), and Amdocs (IT consulting and other services). Symantec, which provides software and services for information security, availability, compliance, information technology, and systems performance, struggled during the period over concerns of missed earnings, increased competition from rivals, and costly acquisitions. Seagate Technology produces disk drives, an area in which increased competition has pressured prices lower. Network Appliance, a network storage and data management company, saw its stock decline on lower-than-expected earnings. Amdocs, which provides billing software to the communications service industry, lagged during the year, largely as a result of the slower-than-expected adoption of its software across several client platforms amid acquisition activity.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years	Class 2 Since Inception 5/1/00
Seligman Global Technology Portfolio
Class 1	$25,341	15.45%	15.81%	9.74%	n/a
Class 2	n/a	15.29	15.65	n/a	(3.82)%
Lipper Global Funds Average*	n/a	11.07	17.22	7.73	4.16	†
Lipper Science & Technology Funds Average*	n/a	14.92	16.12	7.12	(8.92	)†
MSCI World Index*	20,518	9.57	17.51	7.44	4.03	†
MSCI World IT Index*	17,241	15.33	15.11	5.60	(8.52	)†

* See benchmark descriptions on pages 19 and 20.

† From April 30, 2000.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments.

9

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Global Technology Portfolio (continued)

Diversification of Net Assets by Industry

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Advertising	1	$100,562	$107,939	1.3	—
Application Software	7	350,552	361,422	4.2	8.4
Communications Equipment	9	839,485	917,909	10.7	9.6
Computer Hardware	3	296,670	375,841	4.4	4.5
Computer Storage and Peripherals	4	430,550	413,200	4.8	9.1
Consumer Electronics	3	173,734	173,747	2.0	1.8
Consumer Software	—	—	—	—	1.3
Electrical Components and Equipment	1	14,538	20,943	0.2	—
Electronic Equipment Manufacturers	3	163,496	176,922	2.1	4.2
Electronic Manufacturing Services	1	72,936	75,775	0.9	1.8
Health Care Equipment	2	87,641	83,967	1.0	1.8
Health Care Services	2	46,609	49,109	0.6	—
Health Care Supplies	—	—	—	—	0.4
Integrated Telecommunication Services	1	22,919	24,936	0.3	—
Internet Software and Services	9	886,553	1,025,579	12.0	18.4
IT Consulting and Other Services	5	770,516	824,537	9.7	7.5
Life Sciences Tools and Services	—	—	—	—	0.5
Office Electronics	—	—	—	—	1.2
Pharmaceuticals	1	73,459	78,610	0.9	—
Photographic Products	1	39,465	39,487	0.5	—
Semiconductor Equipment	3	186,675	180,894	2.1	9.2
Semiconductors	10	1,161,599	1,092,804	12.8	6.6
Specialty Chemicals	—	—	—	—	0.5
Systems Software	6	1,144,243	1,200,709	14.1	3.9
Technical Software	2	599,544	599,231	7.0	5.4
Technology Distributors	1	43,412	41,964	0.5	0.5
Wireless Telecommunication Services	1	62,121	62,320	0.7	1.3
Total Common Stocks	76	7,567,279	7,927,845	92.8	97.9
Option Purchased	1	2,844	164	—	—
Other Assets Less Liabilities	—	611,529	614,582	7.2	2.1
Net Assets	77	$8,181,652	$8,542,591	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases
Seagate Technology*
Maxim Integrated Products
Symantec*
Citrix Systems*
Marvell Technology Group
Check Point Software Technologies
Intel*
Taiwan Semiconductor Manufacturing*
Amdocs
Taiwan Semiconductor Manufacturing (ADR)*

Largest Sales
KLA-Tencor**
Business Objects (ADR)**
Rolta India**
Apple
BEA Systems**
EMC
Adobe Systems**
Canon**
ASML Holding (NY shares)**
Telefonaktiebolaget LM Ericsson (ADR)**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio

Global equity markets posted strong returns during the year despite the volatility that emerged in the latter part of the period due to concerns associated with the US subprime mortgage market. Within the benchmark MSCI EAFE Growth Index, Materials, Telecommunication Services, and Energy led all sectors, while Financials, Health Care, Information Technology, and Consumer Discretionary lagged the Index returns for the year ended December 31, 2007.

The Fund outperformed the benchmark MSCI EAFE Growth Index during the period. Security selection was the main driver of relative performance during the period. Stock selection was particularly strong in Information Technology, Financials, and Industrials, but was slightly offset by weaker performance in Consumer stocks. The leading contributors to relative performance during the period were Research In Motion, Nokia, and Vestas Wind Systems.

Consumer electronic device company Research in Motion moved higher with expectations of market share gains. Finnish handset maker Nokia saw its stock price climb steadily throughout the year on increased market share and strong margins. The world’s largest producer of wind turbines, Vestas Wind Systems of Denmark delivered substantial results on increased sales during the year. As of the end of the period, we maintained our position in all three securities.

Top detractors from the Fund’s relative performance included Arcandor, Rakuten, and Vallourec. German retailer Arcandor saw disappointing sales in its department store unit. Japanese online retailer and brokerage firm Rakuten reported results that were below expectations due to margin pressure resulting from higher overhead costs. The brokerage and credit business segments also performed below expectations. The Fund’s position was eliminated before the close of the reporting period. Shares of French steel tube manufacturer Vallourec struggled due to decelerating earnings growth and lighter profit margins.

As a result of bottom-up fundamental research, the Fund’s largest overweight positions at the end of the year were Consumer Discretionary and Information Technology. Materials and Health Care continue to be two of the Fund’s largest underweight positions. Within Health Care, we continue to underweight large pharmaceutical companies, as we believe increased generic competition and limited pricing power will reduce potential growth. Our focus remains on stock and sector selections that result from intense bottom-up research, diligently meeting with the management of leading global companies, and leveraging the strong research capabilities of our firm. We have strong conviction in our holdings and process and are optimistic about the Fund’s positioning.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years
Seligman International Growth Portfolio
Class 1	$16,464	22.67%	21.38%	5.11%
Lipper International Funds Average*	n/a	12.44	20.80	8.79
MSCI EAFE Index*	23,750	11.63	22.07	9.03
MSCI EAFE Growth Index	19,224	16.84	20.23	6.75
Lipper International Multi-Cap Growth Funds Average*	n/a	15.42	21.93	9.23

* See benchmark descriptions on pages 19 and 20.

Note: An investment in this Portfolio is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuation, foreign taxation, difference in financial reporting practices, and rapid changes in political and economic conditions.

11

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman International Growth Portfolio (continued)

Diversification of Net Assets by Industry

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:

Aerospace and Defense	—	—	—	—	0.2
Airlines	2	$78,302	$79,084	1.7	1.5
Automobiles	1	135,521	138,610	3.0	2.1
Beverages	—	—	—	—	1.1
Biotechnology	1	32,522	36,707	0.8	—
Capital Markets	4	364,175	403,366	8.9	4.1
Chemicals	1	69,018	86,376	1.9	2.6
Commercial Banks	1	32,556	36,166	0.8	4.0
Commercial Services and Supplies	—	—	—	—	0.5
Communications Equipment	2	122,732	200,648	4.4	4.0
Computers and Peripherals	1	116,556	137,970	3.0	2.9
Construction and Engineering	2	51,461	51,092	1.1	0.9
Consumer Finance	—	—	—	—	0.7
Distributors	1	14,391	16,771	0.4	—
Diversified Financial Services	2	116,750	132,870	2.9	2.4
Diversified Telecommunication Services	2	132,063	165,582	3.6	1.4
Electrical Equipment	4	274,650	420,393	9.2	3.6
Electronic Equipment and Instruments	—	—	—	—	1.9
Energy Equipment and Services	2	44,222	45,240	1.0	—
Food and Staples Retailing	1	192,449	203,792	4.5	4.8
Food Products	2	219,561	222,918	4.9	2.9
Health Care Equipment and Supplies	1	104,263	123,270	2.7	1.8
Hotels, Restaurants and Leisure	—	—	—	—	0.5
Household Durables	2	110,053	114,621	2.5	3.3
Household Products	1	66,133	87,173	1.9	1.6

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006

Industrial Conglomerates	2	$81,712	$82,217	1.8	—
Insurance	—	—	—	—	1.6
Internet and Catalog Retail	—	—	—	—	1.2
Internet Software and Services	1	58,751	49,098	1.1	0.5
Machinery	2	26,782	33,249	0.7	3.2
Media	3	41,047	40,802	0.9	1.7
Metals and Mining	3	115,034	121,632	2.7	5.5
Multi-Utilities	1	113,806	166,471	3.7	3.0
Multiline Retail	1	138,487	102,531	2.3	1.0
Oil, Gas and Consumable Fuels	4	188,892	225,096	4.9	2.1
Pharmaceuticals	2	129,509	131,117	2.9	3.6
Real Estate Investment Trusts	—	—	—	—	2.1
Real Estate Management and Development	1	30,800	42,024	0.9	4.0
Road and Rail	—	—	—	—	0.5
Semiconductors and Semiconductor Equipment	2	140,518	154,353	3.4	5.1
Software	1	17,860	60,715	1.3	3.0
Specialty Retail	2	129,493	129,812	2.9	3.1
Textiles, Apparel and Luxury Goods	1	55,168	49,161	1.1	1.1
Tobacco	1	50,392	59,294	1.3	3.8
Wireless Telecommunication Services	3	183,607	233,830	5.2	3.4
	63	3,779,236	4,384,051	96.3	98.3
Other Assets Less Liabilities	—	168,387	169,440	3.7	1.7
Net Assets	63	$3,947,623	$4,553,491	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases	Largest Sales
Tesco	Research In Motion
Logitech International*	Continental**
Unilever	Companhia Vale do Rio Doce “CVRD” (ADR)
Phonak Holding	BASF**
Schroders*	China Merchants Bank**
DaimlerChrysler	Renewable Energy**
Carphone Warehouse Group	Infineon Technologies**
OAO Gazprom (ADR)*	Smith & Nephew**
Telefonica*	Cable & Wireless**
Orascom Telecom (GDR)*	Wacker Chemie**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

12

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio

Fixed income in 2007 was characterized by high volatility and a severe lack of liquidity as creditors tightened the reins amid subprime mortgage concerns. Growing delinquencies and losses among segments of the subprime mortgage market affected collateralized debt obligations (CDOs), which were backed by similar subprime mortgages. A number of banks and broker dealers had accumulated large CDO positions, and they have been forced to report large realized and unrealized losses. At the same time, the rapid growth in leveraged lending to finance private equity corporate takeovers and recapitalizations came to a halt as high yield spreads widened significantly, and investors backed away from leveraged loans. The widespread reduction of liquidity in the capital markets due to investor risk aversion and the unwinding of leveraged positions was exacerbated as large special investment vehicles (SIVs), off balance sheet entities holding a variety of assets and sponsored by commercial banks, dealers, and hedge funds, faced funding problems in the commercial paper market.

In response to a slowing US economy and dislocations in the credit markets, the US Federal Reserve Board (the Fed) began to ease monetary policy in September with the first in a series of decreases in the federal funds target rate (the rate banks charge one another on overnight loans). This influential short-term rate stood at 5.25% prior to Fed action and by year-end stood at 4.25%. (Subsequent to the close of the reporting period, the rate was decreased an additional 125 bps, and stands at 3% as of February 2008.) The yield curve moved from a moderately inverted shape to one that was fairly steep by year-end. Prior to Fed easing, the inverted yield curve offered little incentive for investors to extend maturities from money market funds. US Treasury securities outperformed agency securities, mortgage-backed securities, and other sectors for the year as investors sought a safe haven for their cash. An underweight versus the benchmark in Treasuries contributed to the Portfolio's underperformance for the year.

In addition to avoiding CDOs and securities issued by SIVs, the Portfolio was structured to avoid excessive exposure to sectors or individual names that we believed might be subject to takeover activity. Private equity and hedge funds sought companies with relatively light debt levels and strong cash flows, which could be highly leveraged through widely available and cheap borrowing sources. This often leads to more debt heavy balance sheets as available cash is used — a disadvantage for a company’s debtholders.

The Portfolio was overweight the benchmark in the corporate bond sector. The Portfolio was diversified away from names we thought might be subject to corporate activity such as special dividends and leveraged buyouts. Within corporates, the Fund was overweighted with the debt of real estate investment trusts (REITs). We find REIT debt more attractive as it tends to have more protective leverage restrictions that would serve to mitigate risk.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Ten Years
Seligman Investment Grade Fixed Income Portfolio
Class 1	$15,640	5.59%	3.44%	4.57%
Lehman Brothers Government/Credit Index*	17,937	7.23	4.44	6.02
Lipper Corporate Debt Funds BBB-Rated Average*	n/a	4.27	5.54	5.42
* See benchmark descriptions on pages 19 and 20.

13

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Investment Grade Fixed Income Portfolio (continued)

Diversification of Net Assets

December 31, 2007

			Percent of Net Assets December 31,
	Issues	Value	2007	2006
US Government Securities	15	$634,688	32.7	26.6
Government Agency Mortgage-Backed Securities	11	221,449	11.4	12.5
Government Agency Securities	3	36,004	1.8	14.1
Corporate Bonds:
Air Freight and Logistics	—	—	—	1.4
Airlines	1	18,692	1.0	—
Automobiles	1	19,922	1.0	0.9
Building Products	—	—	—	0.9
Beverages	2	35,548	1.8	—
Capital Markets	4	45,100	2.3	2.8
Chemicals	2	35,425	1.8	0.9
Commercial Banks	—	—	—	4.3
Commercial Services and Supplies	1	4,601	0.2	0.2
Consumer Finance	2	36,060	1.9	3.3
Diversified Financial Services	5	70,209	3.6	0.7
Diversified Telecommunication Services	3	35,213	1.8	1.7
Electric Utilities	4	49,207	2.5	1.9
Food and Staples Retailing	2	35,901	1.8	1.2
Food Products	1	20,828	1.1	—
Health Care Providers and Services	1	20,366	1.0	—
Household Products	2	20,535	1.1	—
Industrial Conglomerates	1	20,290	1.0	0.9
Insurance	1	9,479	0.5	0.7
Machinery	—	—	—	0.7
Media	2	30,078	1.6	0.7
Metals and Mining	—	—	—	1.0
Multi-Utilities	1	14,784	0.8	1.2
Multiline Retail	3	58,718	3.0	—
Office Electronics	2	30,789	1.6	—
Oil, Gas and Consumable Fuels	6	87,311	4.5	3.2
Real Estate Investment Trusts	3	37,978	2.0	2.6
Real Estate Management and Development	—	—	—	1.9
Road and Rail	1	10,362	0.5	—
Specialty Retail	—	—	—	0.7
Thrifts and Mortgage Finance	1	13,753	0.7	3.7
Trading Companies and Distributors	—	—	—	0.7
Water Utilities	1	19,969	1.0	—
Wireless Telecommunication Services	—	—	—	0.7
Total Corporate Bonds	53	781,118	40.1	38.9
CMOs and Asset-Backed Securities	8	167,895	8.6	6.9
Foreign Government Agency Securities	1	14,876	0.8	—
Short-Term Holdings and Other Assets Less Liabilities	2	86,859	4.6	1.0
Net Assets	93	$1,942,889	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases
US Treasury Notes:
4.25%, 9/30/2012*
4.75%, 8/15/2017*
Fannie Mae 6.5%, 9/1/2037*
US Treasury STRIPS 7.5%, 11/15/2024*
US Treasury Bonds 4.75%, 2/15/2037*
US Treasury Notes 4.25%, 11/15/2017*
Safeway 6.35%, 8/15/2017*
US Treasury Notes 4%, 2/15/2014*
US Treasury Notes 4%, 8/31/2009*
American Water Capital 6.085%,10/15/2017**

Largest Sales
US Treasury Notes:
4.75%, 1/31/2012**
4.5%, 5/15/2017**
4.625% 2/15/2017**
Pemex Project Funding 8%, 11/15/2011**
US Treasury Bonds 5.375%, 2/15/2031
Fannie Mae 5.5%, 10/15/2011**
FedEx 5.5%, 8/15/2009**
US Treasury Bonds 4.5%, 2/15/2036**
Federal Home Loan Bank 5.25%, 7/24/2018**
Residential Capital 5.86%, 6/9/2008**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

14

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio

Seligman Large-Cap Value Portfolio delivered strong investment results, outperforming its benchmark and peers in a year that was a particularly challenging for investors. As the year began to unfold, there was a general sentiment that the US would see a significant slowdown in GDP activity. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits, as well as continued mergers and acquisition (M&A) activity, further fueled equity advances.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board (the Fed) sought to ease concerns by reducing the federal funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. (Subsequent to year-end, the federal funds rate was lowered to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, the subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

The Portfolio’s investment results far exceeded those of its benchmark for the year as a result of judicious stock selection and our strong commitment to a long-term investing strategy. Oftentimes, holdings that have the largest negative impact one year have the largest positive impact the next. The detractors were far outweighed by the contributors, which enabled the Portfolio to garner strong returns on an absolute, as well as relative, basis during the year.

We believed that, even though the US economy was slowing because of what has been a severe housing debacle and the subprime mortgage disaster, foreign economies would continue to perform fairly well. As such, we believed that those US companies that could benefit from selling into foreign markets would continue to do well. With this in mind, we positioned the Portfolio with an overweighting in cyclical stocks, such as materials and machinery companies. We also positioned the Portfolio with a close-to-market weighting in energy, a sector that benefited as energy prices — in particular oil — continued to rise throughout the year.

The Portfolio’s largest sector weighting during the year was financials, a sector that accounts for approximately a third of the benchmark’s weighting. The sector performed dismally throughout 2007, and the benchmark’s nearly one-third weighting dragged the benchmark’s investment results down. The Portfolio, however, maintained a strategic underweight in the sector, and outperformed the benchmark to a large degree as a result, despite the Portfolio’s holding in Washington Mutual which detracted from the Portfolio’s investment results during the year. The stock was sold prior to the year’s close, as we became increasingly concerned about a sharp dividend cut. (Subsequent to the sale, Washington Mutual did slash its dividend and the stock’s price declined drastically.)

The Portfolio heavily overweighted the industrials sector, relative to the benchmark. The sector performed well, and the Portfolio’s stock selection contributed to performance as well, on a relative and absolute basis. Honeywell International, in particular, aided the Portfolio’s investment results. This diversified company in the aerospace and defense industry realizes about half of its earnings from overseas business. Many of the themes that worked well in 2007 — international, aerospace and defense, and energy efficiency controls — are central to Honeywell’s business, and in turn, were reflected in the company’s stock price.

Another area in which the Portfolio was significantly overweight, relative to its benchmark, was information technology. Given an economic slowdown, we believed this sector would likely demonstrate more growth than others. We were rewarded on an absolute and relative basis, outperforming the benchmark considerably. Particularly notable contributors were Juniper Networks and BEA Systems. Always viewed as second to its competitor, Cisco, Juniper unveiled products that rivaled those of Cisco’s and boosted its business. Investors took notice, and Juniper’s stock rose nicely in 2007. BEA Systems, an enterprise software provider, received a takeover bid from Oracle, sending its share price higher. The Portfolio subsequently sold its shares in the software company. The Portfolio’s holding in Symantec detracted slightly from investment results. The company, which provides Internet security technology, saw a slowdown in its business. We believe that its fundamentals remain strong, and the Portfolio continues to hold a position in the stock. The detraction from Symantec, however, was more than offset by the Portfolio’s gains from Juniper and BEA.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Since Inception 5/1/98
Seligman Large-Cap Value Portfolio
Class 1	$16,315	9.43%	16.44%	5.19%
Lipper Large-Cap Value Funds Average*	n/a	2.25	13.09	5.30	†
Lipper Multi-Cap Value Funds Average*	n/a	0.08	13.72	6.43	†
Russell 1000 Value Index*	18,424	(0.17)	14.62	6.52
S&P 500 Index*	15,293	5.50	12.81	4.49
* See benchmark descriptions on pages 19 and 20. † From April 30, 1998.

15

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Large-Cap Value Portfolio (continued)

The Portfolio’s largest area of detraction, relative to its benchmark, was the utilities sector. The sector delivered solid returns for the benchmark, but the Portfolio’s underweighting, combined with stock selection — Dynegy, in particular — led the Portfolio to underperform within the sector for the year. Dynegy is an independent power producer that we believe continues to offer significant upside potential, regardless of its disappointing performance in 2007.

J.C. Penney also detracted from the Portfolio’s investment results. Consumer spending as a result of a slowing US economy had a large impact on retailers in general during the year, and the consumer discretionary sector was among the poorest performing in the benchmark. J.C. Penney has historically been a strong stock for the Portfolio, and we believe it will regain its strength when the economy begins to pick up.

Praxair, an industrial gas company in the materials sector, was among the Portfolio’s top contributors during the period. The company’s products allow for a more efficient production of steel and for a cleaner, less expensive refining of crude oil. With a shortage of these types of plants, and with contracts all over the world, Praxair saw continued earnings growth during the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006
Common Stocks:
Aerospace and Defense	2	$113,220	$237,950	6.2	6.2
Capital Markets	2	237,068	249,315	6.5	3.4
Chemicals	3	234,646	336,097	8.7	8.3
Commercial Banks	1	91,460	111,090	2.9	3.1
Communications Equipment	1	64,189	116,200	3.0	6.4
Computers and Peripherals	1	109,969	114,750	3.0	—
Diversified Financial Services	2	180,557	216,401	5.6	6.5
Food and Staples Retailing	1	61,603	118,592	3.1	3.1
Food Products	2	110,726	128,101	3.3	1.8
Health Care Equipment and Supplies	2	186,788	241,775	6.3	8.9
Independent Power Producers and Energy Traders	1	59,946	106,950	2.8	3.1
Industrial Conglomerates	1	91,185	111,210	2.9	3.2
Insurance	4	378,569	472,198	12.2	9.7
Machinery	1	53,944	108,840	2.8	2.7
Multiline Retail	1	31,068	74,783	1.9	3.4
Oil, Gas and Consumable Fuels	4	232,936	512,999	13.3	11.7
Pharmaceuticals	1	133,246	110,475	2.9	2.8
Road and Rail	2	105,564	235,570	6.1	6.0
Specialty Retail	1	125,191	127,680	3.3	3.0
Thrifts and Mortgage Finance	—	—	—	—	3.1
Tobacco	1	46,163	120,928	3.1	3.3
	34	2,648,038	3,851,904	99.9	99.7
Short-Term Holding and Other Assets Less Liabilities	1	5,403	5,403	0.1	0.3
Net Assets	35	$2,653,441	$3,857,307	100.0	100.0

Largest Portfolio Changes

July 1 to December 31, 2007

Purchases
Morgan Stanley*
MetLife*
Seagate Technology*
Bank of America

Largest Sales
Motorola**
Washington Mutual**
Juniper Networks
Boston Scientific**
Praxair
Costco Wholesale
General Electric
United Technologies
Union Pacific
Marathon Oil

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

16

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio

Seligman Smaller-Cap Value Portfolio delivered strong investment results, outperforming its benchmark and peers to a considerable degree in a year that was a particularly challenging for investors. As the year began to unfold, there was a general sentiment that the US would see a significant slowdown in GDP activity. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007 as a tumbling market in China triggered a wave of sell-offs in markets around the world. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits, as well as continued mergers and acquisition (M&A) activity, further fueled equity advances.

Subprime concerns intensified during the summer months, which led to a tightening of the reins by credit lenders and a sell-off in the markets. M&A activity cooled significantly as market liquidity dried up and it became increasingly difficult to secure financing. The Federal Reserve Board (the Fed) sought to ease concerns by reducing the federal funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in October to 4.5%. (Subsequent to year-end, the federal funds rate was lowered to 3.0%.) While investors showed signs of renewed interest following the Fed’s September rate cut, the subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

The Portfolio’s investment results far exceeded those of its benchmark for the year as a result of judicious stock selection and our strong commitment to a long-term investing strategy. Oftentimes, holdings that have the largest negative impact one year have the largest positive impact the next. Detractors from the Portfolio’s investment results during the year were far outweighed by the contributors, which enabled the Portfolio to garner strong returns on an absolute, as well as relative, basis during the year.

We felt that, even though the US economy was slowing because of what has been a severe housing debacle and the subprime mortgage disaster, foreign economies would continue to perform fairly well. As such, we believed that those US companies that could benefit from selling into foreign markets would continue to do well. With this in mind, we positioned the Portfolio with an overweighting in cyclical stocks that derive business from foreign operations, in particular, such as materials and machinery companies.

The Portfolio’s largest sector weighting during the year was in industrials. The area was the Portfolio’s largest over- weight, relative to the benchmark. The benchmark eked a barely positive return within the benchmark, while stock selection, in particular Cubic, enabled the Portfolio a double-digit return in the sector for the year. Cubic, a company in the aerospace and defense industry, produces automatic entry systems such as those used in the New York subway system and the London Underground. The company provides not only the gating systems, but the underlying technology as well. Increased demand as a result of a heightened global focus on defense and security has driven the company’s stock price higher. Another Portfolio holding, Continental Airlines, weighed on the Portfolio’s investment results during the year, however. While we believe Continental has done an excellent job in managing its business in an industry plagued by high fuel costs, and despite the fact that airline capacity is finally equaling pre-9/11 figures, the stock continues to reflect the rising price of oil and suffered during the year, detracting from Portfolio performance.

The Portfolio recognized its largest contribution to investment results from the information technology sector. The sector, in general, returned disappointing results for the benchmark. Though the Portfolio was overweight, relative to the benchmark, stock selection, in particular Cypress Semiconductor, boosted the Portfolio’s performance considerably for the year. Cypress is a majority owner of a solar power company that saw its stock soar last year. This was, in turn, reflected in Cypress’ stock price, benefiting the Portfolio’s performance nicely.

The largest area of detraction came from the health care sector. The sector, in general, performed well, delivering positive results for the benchmark. The Portfolio was overweight the benchmark, but stock selection led the Portfolio to underperform the benchmark. Keryx Biopharmaceuticals was among the Portfolio’s largest individual detractors. Keryx’s lead drug, Sulonex, which is used to treat diabetic neuropathy, underwent a critical phase three blind trial. While the results have not yet been announced, investors seemed to lose their nerve and the stock suffered as a result.

The consumer discretionary sector was particularly hard-hit in 2007 and ended the year as the worst performing sector for both the Portfolio and the benchmark. Despite the Portfolio’s underweighting, relative to the benchmark, and its holdings in Coldwater Creek and Ruby Tuesday, which were among the worst-performing stocks held by the Portfolio, other stock selection within the sector enabled the Portfolio to mitigate relative losses to a fair degree. Coldwater Creek is a catalog company with few stores nationwide. The company continued to expand throughout the year, despite disappointing sales, and the result weighed heavily on the company’s stock price. Ruby Tuesday also suffered from slowing consumer spending in the face of a weakening economy. The company has continued its efforts to improve the business, changing the face and improving the quality of the menu. Higher energy costs have hit the consumer hard, taking away from available discretionary spending, and the effects were reflected in Ruby Tuesday’s stock performance.

		Average Annual Total Returns
	Value at 12/31/07	One Year	Five Years	Class 1 Since Inception 5/1/98		Class 2 Since Inception 5/1/01
Seligman Smaller-Cap Value Portfolio
Class 1	$34,037	4.14%	16.87%	13.50%		n/a
Class 2	n/a	3.96	16.62	n/a		12.62%
Lipper Small-Cap Core Funds Average*	n/a	(1.00)	15.47	7.30	†	9.42	††
Lipper Small-Cap Value Funds Average*	n/a	(5.54)	14.94	8.05	†	10.36	††
Russell 2000 Value Index*	21,743	(9.78)	15.79	8.36		10.71

* See benchmark descriptions on pages 19 and 20.

† From April 30, 1998.

†† From May 3, 2001.

Note: A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. The stocks of smaller companies may be subject to above-average market fluctuations.

17

Seligman Portfolios, Inc.

Performance and Portfolio Overview

Seligman Smaller-Cap Value Portfolio (continued)

The Portfolio realized positive contributions from the consumer staples and materials sectors, both overweights relative to the benchmark, and both areas in which the Portfolio outperformed the benchmark considerably. Notable within consumer staples was Central European Distributors, a beverage company whose business comes wholly from Europe. With the materials sector, Owens-Illinois, the largest glass manufacturer in the world, was a standout for the Portfolio for the year. The company is under the helm of a new CEO focused on cutting wasteful capital spending. In addition, the industry has consolidated greatly and manufacturing capacity has been cut. In an environment of tightening supply and spiking demand, Owens-Illinois’ stock price soared. Further contributing to the Portfolio’s relative investment results during the year was its significant underweighting in the financials sector. The sector languished throughout 2007, and the benchmark’s nearly one-third weighting dragged the benchmark’s investment results down. The Portfolio’s relative overweight in energy also made a positive contribution to investment results as continued rising energy prices drove the sector’s returns higher during the year.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Diversification of Net Assets

December 31, 2007

				Percent of Net Assets December 31,
	Issues	Cost	Value	2007	2006†
Common Stocks:
Aerospace and Defense	1	$4,197,672	$7,448,000	4.0	2.8
Airlines	1	1,742,440	3,337,500	1.8	2.7
Auto Components	—	—	—	—	1.9
Beverages	1	3,618,802	8,712,000	4.6	2.4
Biotechnology	1	5,663,122	3,486,000	1.8	4.1
Chemicals	2	8,615,649	11,406,750	6.0	8.2
Commercial Banks	—	—	—	—	1.6
Commercial Services and Supplies	4	11,103,154	18,767,400	9.9	9.2
Communications Equipment	1	4,499,653	4,563,200	2.4	2.8
Computers and Peripherals	1	5,067,092	2,988,000	1.6	1.4
Construction and Engineering	1	1,982,577	5,439,600	2.9	3.1
Diversified Consumer Services	1	1,519,325	4,572,000	2.4	2.4
Electrical Equipment	3	10,142,947	12,974,284	6.9	2.9
Electronic Equipment and Instruments	1	1,631,619	4,838,400	2.6	4.7
Energy Equipment and Services	2	7,870,148	11,449,700	6.1	5.0
Food Products	—	—	—	—	2.5
Health Care Providers and Services	2	9,265,844	7,742,638	4.1	3.8
Hotels, Restaurants and Leisure	3	8,999,854	8,380,950	4.4	6.1
Household Durables	—	—	—	—	2.0
Insurance	5	18,040,629	23,911,830	12.7	8.8
IT Services	1	4,720,471	4,477,000	2.4	—
Machinery	1	4,715,199	4,203,550	2.2	4.8
Media	—	—	—	—	2.7
Multiline Retail	1	6,672,606	3,081,600	1.6	1.7
Oil, Gas and Consumable Fuels	—	—	—	—	1.4
Personal Products	1	3,589,924	4,430,800	2.4	—
Pharmaceuticals	1	4,851,543	4,320,000	2.3	—
Real Estate Investment Trusts	1	4,656,794	2,884,150	1.5	—
Road and Rail	1	993,363	710,400	0.4	—
Semiconductors and Semiconductor Equipment	2	4,266,476	9,202,150	4.9	2.8
Software	2	8,571,885	9,986,600	5.3	2.1
Specialty Retail	2	9,366,556	4,899,432	2.6	6.3
	43	156,365,344	188,213,934	99.8	100.2
Short-Term Holding and Other Assets Less Liabilities	1	455,000	455,000	0.2	(0.2)
Net Assets	44	$156,820,344	$188,668,934	100.0	100.0

†	Reclassified to conform to current year’s presentation.

Largest Portfolio Changes

July 1 to December 31, 2007

Purchases
Belden*
TETRA Technologies*
Coldwater Creek
Dollar Thrifty Automotive Group*
WellCare Health Plans
FelCor Lodging Trust
Keryx Biopharmaceuticals

Largest Sales
Exterran Holdings
Guitar Center**
PolyMedica**
Shaw Group
PDL BioPharma**
Cubic
South Financial Group**
Trimble Navigation
Cypress Semiconductor
Ruby Tuesday

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

18

Seligman Portfolios, Inc.

Benchmarks

Lipper Averages

Corporate Debt Funds BBB-Rated is an average of funds that invest primarily in corporate and government debt issues rated in the top four grades.

Global Funds is an average of funds that invest at least 25% of their portfolios in equity securities traded outside of the US and that may own US securities as well.

International Funds is an average of funds that invest their assets in securities with primary trading markets outside of the US.

International Multi-Cap Growth Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have 25% to 75% of their assets invested in companies strictly outside of the US with market capitalizations (on a three-year weighted basis) greater than the 250th-largest company in the S&P/Citigroup World ex-US Broad Market Index (BMI). Multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-US BMI.

Large-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Large-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Mid-Cap Funds is an average of funds that by prospectus or portfolio practice invest primarily in companies with market capitalizations less than $5 billion at the time of purchase.

Mid-Cap Growth Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Multi-Cap Value Funds is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) over 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($16.0 billion as of December 31, 2007). Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Science & Technology Funds is an average of funds that invest at least 65% of their equity portfolios in science and technology stocks.

Small-Cap Core Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Small-Cap Value Funds is an average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

See footnotes on page 20.

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Seligman Portfolios, Inc.

Benchmarks

Indices

Lehman Brothers Government/Credit Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s or BBB or higher by S&P, if unrated by Moody’s), with at least one year to maturity.

Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

Morgan Stanley Capital International EAFE Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization-weighted index that measures stock market performance of developed markets in Europe, Australasia, and the Far East with a greater-than-average growth orientation.

Morgan Stanley Capital International World Index (“MSCI World Index”) is a free float-adjusted market capitalization index that is designed to measure global developed equity performance.

Morgan Stanley Capital International World Information Technology Index (“MSCI World IT Index”) is a free float-adjusted market capitalization index designed to measure information technology stock performance in the global developed equity markets.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, as determined by the Frank Russell Company.

Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted values, as determined by the Frank Russell Company. The stocks are also members of the Russell 1000 Growth Index.

Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) measures the performance of 500 of the largest US companies based on market capitalization.

S&P GSTI Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks.

Adapted from materials of Lipper, Lehman, Morgan Stanley, Frank Russell, and Standard & Poor’s.

The averages and indices are unmanaged benchmarks that assume reinvestment of distributions. The performance of the averages and indices excludes the effect of taxes and sales charges. The performance of the indices also excludes fees. Investors cannot invest directly in an average or an index.

Note: Lipper currently classifies certain Seligman Portfolios as follows:

Seligman Capital Portfolio — Mid-cap growth fund

Seligman Global Technology Portfolio — Science and technology fund

Seligman International Growth Portfolio — International multi-cap growth fund

Seligman Large-Cap Value Portfolio — Multi-cap value fund

Seligman Smaller-Cap Value Portfolio — Small-cap core fund

20

Seligman Portfolios, Inc.

Understanding and Comparing

Your Portfolio’s Expenses

As an investor in a Portfolio of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees (if applicable), and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in a Portfolio and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses of investing in a Portfolio only and do not reflect any costs that may be charged by insurance companies’ separate accounts or by any pension or retirement plan. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if these costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the share class of the Portfolio that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each Portfolio’s class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Portfolio. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
Portfolio	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Capital:
Class 1	$1,000.00	1.12%	$1,010.08	$ 5.67	$1,019.56	$ 5.70
Class 2	1,000.00	1.37	1,009.04	6.94	1,018.30	6.97
Cash Management	1,000.00	0.70	1,020.80	3.57	1,021.68	3.57
Common Stock	1,000.00	1.22	914.17	5.89	1,019.06	6.21
Communications and Information:
Class 1	1,000.00	1.09	1,045.75	5.62	1,019.71	5.55
Class 2	1,000.00	1.34	1,045.01	6.91	1,018.45	6.82
Global Technology:
Class 1	1,000.00	1.90	1,043.50	9.79	1,015.63	9.65
Class 2	1,000.00	2.05	1,042.26	10.55	1,014.87	10.41
International Growth	1,000.00	2.00	1,111.50	10.64	1,015.12	10.16
Investment Grade	1,000.00	0.85	1,048.56	4.39	1,020.92	4.33
Large-Cap Value	1,000.00	1.46	982.89	7.30	1,017.85	7.43
Smaller-Cap Value:
Class 1	1,000.00	1.07	943.10	5.24	1,019.81	5.45
Class 2	1,000.00	1.27	942.10	6.22	1,018.80	6.46

*	Expenses of Class 2 shares differ from the expenses of Class 1 shares due to the differences in 12b-1 fees paid. See the Fund’s prospectus for a description of each share class and its expenses. The Manager has undertaken to reimburse expenses (other than management and 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) that exceed a certain rate per annum of the average daily net assets of certain Portfolios. Absent such reimbursement, the expense ratios and expenses paid for the period would have been higher. See Note 4 to the Financial Statements on page 46 of this report for additional information.
**	Expenses are equal to the Portfolio’s annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

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Portfolios of Investments

December 31, 2007

Seligman Capital Portfolio

	Shares	Value

Common Stocks 97.9%
Aerospace and Defense 2.6%
Goodrich	1,100	$77,671
Raytheon	3,300	200,310

		277,981

Auto Components 1.8%
Goodyear Tire & Rubber*	6,900	194,718

Biotechnology 5.2%
BioMarin Pharmaceutical*	1,900	67,260
Cephalon*	1,500	107,640
Cepheid*	8,000	210,800
ImClone Systems*	2,200	94,600
Millennium Pharmaceuticals*	5,300	79,394

		559,694

Chemicals 3.6%
The Mosaic*	1,800	169,812
Zoltek*	5,100	218,637

		388,449

Communications Equipment 4.4%
Comverse Technology*	10,500	181,387
Harris	1,300	81,484
OpNext*	11,700	103,545
Research In Motion*	1,000	113,400

		479,816

Construction and Engineering 2.7%
Foster Wheeler*	700	108,514
Quanta Services*	6,900	181,056

		289,570

Diversified Financial Services 0.9%
IntercontinentalExchange*	500	96,250

Diversified Telecommunication Services 2.0%
Qwest Communications International	16,000	112,160
Time Warner Telecom (Class A)*	5,100	103,479

		215,639

Electric Utilities 1.8%
ITC Holdings	3,500	197,470

Electronic Equipment and Instruments 0.4%
Trimble Navigation*	1,600	48,384

Energy Equipment and Services 8.9%
Cameron International*	3,800	182,894
Diamond Offshore Drilling	2,500	355,000
FMC Technologies*	2,000	113,400
National Oilwell Varco*	1,900	139,574
Weatherford International*	2,500	171,500

		962,368

	Shares	Value

Food and Staples Retailing 1.8%
Rite Aid*	71,000	$198,090

Health Care Equipment and Supplies 3.6%
Beckman Coulter	1,000	72,800
DENTSPLY International	2,400	108,048
ResMed*	1,100	57,783
St. Jude Medical*	3,700	150,368

		388,999

Health Care Providers and Services 4.2%
Express Scripts*	1,500	109,500
Health Net*	2,300	111,090
Patterson*	2,700	91,665
Quest Diagnostics	2,800	148,120

		460,375

Hotels, Restaurants and Leisure 2.2%
Life Time Fitness*	2,900	144,072
Pinnacle Entertainment*	4,200	98,952

		243,024

Industrial Conglomerates 5.1%
McDermott International*	8,000	472,240
Textron	1,200	85,560

		557,800

Internet Software and Services 5.0%
Equinix*	2,400	242,568
SAVVIS*	8,700	242,817
VeriSign*	1,500	56,415

		541,800

Life Sciences Tools and Services 2.2%
Applied Biosystems Group	3,800	128,896
Waters*	1,400	110,698

		239,594

Machinery 6.2%
AGCO*	3,600	244,728
Cummins	2,000	254,740
ITT	2,600	171,704

		671,172

Media 4.2%
Gemstar-TV Guide International*	94,700	450,772

Metals and Mining 3.8%
Agnico-Eagle Mines	3,300	180,279
Century Aluminum*	1,800	97,092
Freeport-McMoRan Copper & Gold	1,300	133,172

		410,543

See footnotes on page 36.

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December 31, 2007

Seligman Capital Portfolio (continued)

	Shares	Value
Multiline Retail 1.9%
Kohl’s*	4,500	$206,100

Oil, Gas and Consumable Fuels 3.2%
Newfield Exploration*	3,300	173,910
Noble Energy	2,200	174,944

		348,854

Pharmaceuticals 1.2%
Mylan Laboratories	9,300	130,758

Semiconductors and Semiconductor Equipment 3.2%
ANADIGICS*	10,300	119,171
Maxim Integrated Products	2,400	63,552
Microsemi*	7,400	163,836

		346,559

Software 7.5%
Activision*	11,300	335,610
Cognos*	2,400	138,168
Compuware*	14,600	129,648
Synopsys*	8,100	210,033

		813,459

Specialty Retail 2.9%
Tween Brands*	5,400	142,992
Zumiez*	7,100	172,956

		315,948

	Shares or Principal Amount		Value
Textiles, Apparel and Luxury Goods 1.9%
Coach*	6,600	shs.	$201,828

Wireless Telecommunication Services 3.5%
Millicom International Cellular*	400		47,176
NII Holdings*	3,600		173,952
SBA Communications (Class A)*	2,500		84,600
TIM Participacoes (ADR)	2,200		76,890

			382,618

Total Common Stocks (Cost $10,259,568)			10,618,632

Repurchase Agreement 2.3%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $246,039, collateralized by: $220,000 Fannie Mae 6.25%, 5/15/2029, with a fair market value of $258,775 (Cost $246,000)	$246,000		246,000

Total Investments 100.2% (Cost $10,505,568)			10,864,632
Other Assets Less Liabilities (0.2)%			(16,231)

Net Assets 100.0%			$10,848,401

Seligman Cash Management Portfolio

	Annualized Yield on Purchase Date	Principal Amount	Value

US Government and Government Agency Securities 48.4%
US Government Securities 15.0%
US Treasury Bills:
3.90%, 2/21/2008	3.95%	$1,000,000	$994,475
3.985%, 4/24/2008	4.04	500,000	493,690

			1,488,165

	Annualized Yield on Purchase Date	Principal Amount	Value
Government Agency Securitiesø 33.4%
Fannie Mae 4.28%, 2/8/2008	4.34%	$900,000	$895,934
Federal Farm Credit 4.25%, 1/28/2008	4.31	566,000	564,196
Federal Home Loan Bank 4.25%, 1/30/2008	4.31	950,000	946,748
Freddie Mac 4.66%, 1/7/2008	4.72	900,000	899,301

			3,306,179

Total US Government and Government Agency Securities (Cost $4,794,344)			4,794,344

See footnotes on page 36.

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December 31, 2007

Seligman Cash Management Portfolio (continued)

	Annualized Yield on Purchase Date	Principal Amount	Value
Fixed Time Deposits 34.8%
ABN AMRO Bank, Grand Cayman 4%, 1/3/2008	4.06%	$493,000	$493,000
Bank of Montreal, Toronto 4.2%, 1/4/2008	4.26	493,000	493,000
Bank of Novia Scotia, Toronto 4.25%, 1/3/2008	4.31	493,000	493,000
BNP Paribas, Grand Cayman 3%, 1/2/2008	3.04	493,000	493,000
Citibank, Nassau 4%, 1/3/2008	4.06	493,000	493,000
JPMorgan Chase, Nassau 4.188%, 1/4/2008	4.25	493,000	493,000
Royal Bank of Scotland Group, London 3%, 1/2/2008	3.04	493,000	493,000

Total Fixed Time Deposits (Cost $3,451,000)			3,451,000

Commercial Paper 15.2%
AIG Funding 4.65%, 1/25/2008	4.71	500,000	498,450
American Express Credit 4.35%, 2/20/2008	4.41	495,000	492,009

	Annualized Yield on Purchase Date	Principal Amount	Value
Commercial Paper (continued)
General Electric Capital 4.54%, 2/1/2008	4.60%	$515,000	$512,987

Total Commercial Paper (Cost $1,503,446)			1,503,446

Repurchase Agreement 1.8%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $173,027, collateralized by: $180,000 Freddie Mac 6%, 4/16/2037, with a fair market value of $181,125 (Cost $173,000)	2.89	173,000	173,000

Total Investments 100.2% (Cost $9,921,790)			9,921,790

Other Assets Less Liabilities (0.2)%			(16,182)

Net Assets 100.0%			$9,905,608

Seligman Common Stock Portfolio

	Shares	Value

Common Stocks 90.7%
Aerospace and Defense 3.0%
Boeing	700	$61,222
Honeywell International	1,000	61,570
United Technologies	600	45,924

		168,716

Air Freight and Logistics 0.6%
TNT (ADR)	800	32,720

Airlines 1.2%
AMR*	1,400	19,642
Delta Air Lines*	1,100	16,379
Northwest Airlines*	2,100	30,471

		66,492

Auto Components 1.1%
Goodyear Tire & Rubber*	2,300	64,906

Automobiles 0.4%
General Motors	900	22,401

	Shares	Value

Biotechnology 1.6%
Cephalon*	700	$50,232
ImClone Systems*	900	38,700

		88,932

Capital Markets 4.1%
E*TRADE Financial*	7,500	26,625
Fortress Investment Group (Class A)	3,800	59,204
Goldman Sachs Group	125	26,881
Lehman Brothers Holdings	700	45,808
Morgan Stanley	1,400	74,354

		232,872

Commercial Banks 1.2%
PNC Financial Services Group	400	26,260
Wachovia	1,140	43,354

		69,614

Commercial Services and Supplies 1.1%
Avery Dennison	600	31,884
Waste Management	900	29,403

		61,287

See footnotes on page 36.

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December 31, 2007

Seligman Common Stock Portfolio (continued)

	Shares	Value
Communications Equipment 5.7%
Cisco Systems*	3,370	$91,226
Comverse Technology*	7,971	137,699
QUALCOMM	1,600	62,960
Research In Motion*	300	34,020

		325,905

Computers and Peripherals 4.4%
Apple*	300	59,424
Dell*	1,200	29,412
Hewlett-Packard	1,400	70,672
International Business Machines	400	43,240
Seagate Technology	1,892	48,246

		250,994

Construction and Engineering 1.2%
Fluor	200	29,144
Quanta Services*	1,500	39,360

		68,504

Consumer Finance 1.1%
American Express	400	20,808
Capital One Financial	459	21,692
Discover Financial Services	1,350	20,358

		62,858

Containers and Packaging 2.3%
Smurfit-Stone Container*	12,595	133,003

Diversified Financial Services 4.0%
Bank of America	2,140	88,296
CIT Group	800	19,224
JPMorgan Chase	2,740	119,601

		227,121

Diversified Telecommunication Services 2.4%
AT&T	1,500	62,340
Qwest Communications International	5,436	38,106
Time Warner Telecom (Class A)*	1,900	38,551

		138,997

Electric Utilities 0.7%
Exelon	500	40,820

Electrical Equipment 0.5%
ABB (ADR)	1,000	28,800

Energy Equipment and Services 3.2%
Halliburton	2,200	83,402
National Oilwell Varco*	200	14,692
Noble	600	33,906
Schlumberger	500	49,185

		181,185

Food and Staples Retailing 2.3%
Rite Aid*	27,106	75,626
Wal-Mart Stores	1,200	57,036

		132,662

	Shares	Value
Health Care Equipment and Supplies 1.1%
C.R. Bard	300	$28,440
St. Jude Medical*	800	32,512

		60,952

Health Care Providers and Services 1.8%
Health Net*	400	19,320
Quest Diagnostics	900	47,610
UnitedHealth Group	600	34,920

		101,850

Hotels, Restaurants and Leisure 0.9%
Starbucks*	2,600	53,222

Independent Power Producers and Energy Traders 0.6%
AES*	1,700	36,363

Industrial Conglomerates 2.5%
3M	600	50,592
General Electric	2,520	93,416

		144,008

Insurance 2.6%
American International Group	920	53,636
Hartford Financial Services Group	700	61,033
MetLife	500	30,810

		145,479

Internet Software and Services 2.3%
SAVVIS*	2,000	55,820
Yahoo!*	3,288	76,479

		132,299

Life Sciences Tools and Services 0.5%
Applied Biosystems Group	900	30,528

Machinery 1.2%
Joy Global	1,000	65,820

Media 2.7%
Gemstar-TV Guide International*	26,500	126,140
Time Warner	1,790	29,553

		155,693

Metals and Mining 2.2%
Alcoa	1,251	45,724
Freeport-McMoRan Copper & Gold	800	81,952

		127,676

Multiline Retail 1.8%
Kohl’s*	1,600	73,280
Target	600	30,000

		103,280

See footnotes on page 36.

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December 31, 2007

Seligman Common Stock Portfolio (continued)

	Shares	Value
Oil, Gas and Consumable Fuels 9.8%
Chevron	1,000	$93,330
ConocoPhillips	1,080	95,364
El Paso	3,140	54,134
Exxon Mobil	1,860	174,263
Sunoco	500	36,220
Tesoro	600	28,620
Valero Energy	500	35,015
XTO Energy	750	38,520

		555,466

Pharmaceuticals 5.5%
Abbott Laboratories	1,000	56,150
Bristol-Myers Squibb	2,200	58,344
Johnson & Johnson	500	33,350
Mylan Laboratories	2,100	29,526
Pfizer	1,400	31,822
Wyeth	2,400	106,056

		315,248

Real Estate Investment Trusts 0.3%
SL Green Realty	200	18,692

Semiconductors and Semiconductor Equipment 3.6%
Intel	3,000	79,980
Marvell Technology Group*	2,898	40,515
Maxim Integrated Products	2,000	52,960
Texas Instruments	900	30,060

		203,515

Software 3.2%
Activision*	1,500	44,550
Adobe Systems*	400	17,092
Microsoft	2,210	78,676
Oracle*	1,800	40,644

		180,962

Specialty Retail 1.2%
OfficeMax	3,300	68,178

Textiles, Apparel and Luxury Goods 0.6%
Coach*	1,100	33,638

Tobacco 2.6%
Altria Group	1,960	148,137

Wireless Telecommunication Services 1.6%
NII Holdings*	1,900	91,808

Total Common Stocks (Cost $5,341,307)		5,171,603

	Shares Subject to Call	Value
Options Purchased* 1.1%
Biotechnology 0.0%
Amgen, Call expiring January 2009 at $60	1,000	$2,300

Capital Markets 0.1%
Lehman Brothers Holdings, Call expiring January 2009 at $80	1,000	5,800

Communications Equipment 0.2%
Comverse Technology, Call expiring January 2008 at $20	5,800	725
JDS Uniphase, Call expiring January 2009 at $15*	2,500	3,875
Motorola, Call expiring January 2009 at $20	2,700	1,917
QUALCOMM, Call expiring January 2009 at $40	700	4,095

		10,612

Containers and Packaging 0.0%
Smurfit-Stone Container, Call expiring January 2008 at $10	2,500	2,125

Diversified Financial Services 0.0%
CIT Group, Call expiring January 2009 at $35	800	1,640

Food and Staples Retailing 0.0%
Rite Aid, Call expiring January 2009 at $5	8,700	2,175

Hotels, Restaurants and Leisure 0.0%
Starbucks, Call expiring January 2009 at $30	1,500	900

Insurance 0.0%
American International Group, Call expiring January 2008 at $60	1,100	1,122

Internet Software and Services 0.1%
Yahoo!:
Call expiring January 2009 at $25	900	3,177
Call expiring January 2009 at $30	1,400	2,702

		5,879

Metals and Mining 0.0%
Alcoa, Call expiring January 2008 at $35	700	1,680

Semiconductors and Semiconductor Equipment 0.1%
Marvell Technology Group, Call expiring January 2009 at $20	2,100	1,890
Micron Technology, Call expiring January 2009 at $15	5,500	550

		2,440

Software 0.1%
BEA Systems, Call expiring January 2008 at $10	500	2,900

See footnotes on page 36.

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December 31, 2007

Seligman Common Stock Portfolio (continued)

	Shares Subject to Call, or Principal Amount		Value
Specialty Retail 0.1%
OfficeMax, Call expiring February 2008 at $32.50	700	shs.	$245

Thrifts and Mortgage Finance 0.2%
Fannie Mae, Call expiring January 2008 at $30	1,100		11,440

Tobacco 0.2%
Altria Group, Call expiring January 2008 at $85	600		8,100

Wireless Telecommunication Services 0.0%
NII Holdings, Call expiring March 2008 at $60	600		945

Total Options Purchased* (Cost $125,242)			60,303

Short-Term Holdings 7.4%
Equity-Linked Notes††ø 5.7%
Deutsche Bank:
33.25%, 2/1/2008(a)	$47,000		27,546
Goldman Sachs Group:
40%, 2/19/2008(b)	47,000		31,570
40%, 3/19/2008(c)	46,000		36,053
35.5%, 4/21/2008(d)	50,000		35,288

	Principal Amount	Value
Equity-Linked Notes††ø (continued)
Lehman Brothers Holdings:
41.66%, 2/9/2008(e)	$47,000	$26,178
39.35%, 3/5/2008(f)	47,000	41,655
37.51%, 3/19/2008(g)	46,000	38,265
Morgan Stanley:
44.61%, 2/15/2008(h)	47,000	17,628
44%, 3/18/2008(i)	48,000	29,268
43.3%, 5/15/2008(j)	46,000	38,259

		321,710

Repurchase Agreement 1.7%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $98,016, collateralized by: $105,000 Freddie Mac 6%, 4/16/2037, with a fair market value of $105,656	98,000	98,000

Total Short-Term Holdings (Cost $569,000)		419,710

Total Investments 99.2% (Cost $6,035,549)		5,651,616
Other Assets Less Liabilities 0.8%		47,881

Net Assets 100.0%		$5,699,497

Seligman Communications and Information Portfolio

	Shares		Value
Common Stocks 97.6%
Advertising 1.0%
Focus Media Holding (ADR)*	10,000		$568,100

Application Software 3.9%
Autodesk*	18,123		901,800
BEA Systems*	7,400		116,772
Mentor Graphics*	42,100		453,838
Microsoft	19,900		708,440
Voltaire*	5,000		30,700

			2,211,550

Communications Equipment 10.7%
Cisco Systems*	64,000		1,732,480
Corning	22,700		544,573
NICE Systems (ADR)*	7,900		271,128
Nokia (ADR)	18,600		714,054
QUALCOMM	61,100		2,404,285
Research In Motion*	3,900	‡	442,260

			6,108,780

	Shares		Value

Computer Hardware 3.5%
Apple*	3,300	‡	$653,664
Hewlett-Packard	12,900		651,192
International Business Machines	6,300		681,030

			1,985,886

Computer Storage and Peripherals 7.9%
Electronics for Imaging*	64,400		1,447,712
EMC*	14,300		264,979
Network Appliance*	52,200		1,302,912
Seagate Technology	52,200		1,331,100
Western Digital*	6,000		181,260

			4,527,963

Electronic Manufacturing Services 0.4%
HON HAI Precision Industry	38,800		241,644

See footnotes on page 36.

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Portfolios of Investments

December 31, 2007

Seligman Communications and Information Portfolio (continued)

	Shares	Value
Health Care Equipment 1.6%
Advanced Medical Optics*	14,800	$363,044
St. Jude Medical*	7,200	292,608
Stryker	3,800	283,936

		939,588

Health Care Services 0.8%
Laboratory Corporation of America Holdings*	3,900	294,567
Quest Diagnostics	2,900	153,410

		447,977

Integrated Telecommunication Services 0.6%
AT&T	7,600	315,856

Internet Software and Services 11.8%
GigaMedia*	6,700	125,625
Google (Class A)*	1,200	829,776
McAfee*	87,600	3,285,000
Symantec*	86,900	1,402,566
VeriSign*	29,100	1,094,451

		6,737,418

IT Consulting and Other Services 8.9%
Amdocs*	105,000	3,619,350
Satyam Computer Services	62,460	715,164
Tata Consultancy Services	26,450	710,657

		5,045,171

Pharmaceuticals 1.3%
Abbott Laboratories	13,100	735,565

Semiconductor Equipment 3.0%
Cymer*	29,400	1,144,542
Verigy*	20,200	548,834

		1,693,376

Semiconductors 13.9%
Analog Devices	9,100	288,470
CSR*	21,374	255,283
Intel	53,100	1,415,646
Intersil (Class A)*	23,800	582,624
Marvell Technology Group*	121,500	1,698,570
Maxim Integrated Products	56,300	1,490,824
Monolithic Power Systems*	22,300	478,781
ON Semiconductor*	93,400	829,392
Taiwan Semiconductor Manufacturing (ADR)	88,400	880,464

		7,920,054

	Shares, Shares Subject to Put or Principal Amount		Value
Systems Software 15.6%
BMC Software*	101,600	shs.	$3,621,024
Check Point Software Technologies*	101,400		2,226,744
Citrix Systems*	32,700		1,242,927
Oracle*	80,400		1,815,432

			8,906,127

Technical Software 10.4%
Cadence Design Systems*	87,300		1,484,973
Synopsys*	171,600		4,449,588

			5,934,561

Technology Distributors 0.5%
Avnet*	8,300		290,251

Wireless Telecommunication Services 1.8%
NII Holdings*	13,200		637,824
Syniverse Holdings*	26,000		405,080

			1,042,904

Total Common Stocks (Cost $53,980,482)			55,652,771

Put Option Purchased 0.0% (Cost $19,197)
Research In Motion, expiring January 2008 at $93.375*	2,700		1,107

Repurchase Agreement 3.6%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $2,044,324, collateralized by: $2,095,000 Freddie Mac 6%, 4/16/2037, with a fair market value of $2,108,094 (Cost $2,044,000)	$2,044,000		2,044,000

Total Investments 101.2% (Cost $56,043,679)			57,697,878
Other Assets Less Liabilities (1.2)%			(695,706)

Net Assets 100.0%			$57,002,172

Schedule of Options Written

December 31, 2007

	Shares Subject to Call	Value
Call Options Written
Apple, expiring January 2008 at $195*	2,100	$(22,575)
Research In Motion, expiring January 2008 at $120*	2,700	(7,830)

Total Call Options Written (Premiums received $49,799)		$(30,405)

See footnotes on page 36.

28

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December 31, 2007

Seligman Global Technology Portfolio

	Shares		Value

Common Stocks 92.8%
Canada 1.4%
Absolute Software* (Application Software)	1,900		$70,614
Research In Motion* (Communications Equipment)	400	‡	45,360

			115,974

China 2.5%
Focus Media Holding (ADR)* (Advertising)	1,900		107,939
JA Solar Holdings (ADR)* (Electrical Components and Equipment)	300		20,943
Longtop Financial Technologies (ADR)* (Application Software)	1,800		42,624
VanceInfo Technologies (ADR)* (Application Software)	4,400		39,600

			211,106

Finland 0.9%
Nokia (ADR) (Communications Equipment)	1,900		72,941

France 1.6%
Cap Gemini (IT Consulting and Other Services)	1,836		114,093
Ingenico (Electronic Equipment Manufacturers)	784		24,823

			138,916

Germany 1.1%
Infineon Technologies* (Semiconductors)	3,700		43,263
Utimaco Safeware (Systems Software)	3,200		47,226

			90,489

India 4.0%
3i Infotech (Systems Software)	18,300		67,280
Satyam Computer Services (IT Consulting and Other Services)	12,080		137,561
Tata Consultancy Services (IT Consulting and Other Services)	5,100		136,577

			341,418

Israel 3.7%
Check Point Software Technologies* (Systems Software)	12,500		274,501
NICE Systems (ADR)* (Communications Equipment)	1,100		37,752
Voltaire* (Application Software)	800		4,912

			317,165

Japan 2.7%
Matsushita Electric Industrial (Consumer Electronics)	4,000		81,833
Sony (Consumer Electronics)	800		43,414
TDK (Electronic Equipment Manufacturers)	900		66,749
Tokyo Electron (Semiconductor Equipment)	600		36,650

			228,646

Norway 0.5%
Tandberg (Communications Equipment)	2,000		41,212

	Shares		Value

South Korea 0.1%
Daum Communications* (Internet Software and Services)	150		$12,319

Taiwan 7.8%
Advanced Semiconductor Engineering (Semiconductors)	91,000		90,400
Foxconn International Holdings* (Communications Equipment)	12,000		26,806
GigaMedia* (Internet Software and Services)	2,600		48,750
HON HAI Precision Industry (Electronic Manufacturing Services)	12,267		75,775
Largan Precision (Photographic Products)	3,000		39,487
Taiwan Semiconductor Manufacturing (Semiconductors)	66,000		125,524
Taiwan Semiconductor Manufacturing (ADR) (Semiconductors)	8,900		88,644
Unimicron Technology (Electronic Equipment Manufacturers)	48,960		85,350
Wistron (Computer Hardware)	49,000		90,409

			671,145

United Kingdom 1.5%
CSR* (Semiconductors)	3,481		41,241
Northgate Information Solutions (IT Consulting and Other Services)	23,707		43,348
Telecity Group* (Internet Software and Services)	7,874		46,579

			131,168

United States 65.0%
Abbott Laboratories (Pharmaceuticals)	1,400		78,610
Advanced Medical Optics* (Health Care Equipment)	1,900		46,607
Amdocs* (IT Consulting and Other Services)	11,400		392,958
Apple* (Computer Hardware)	600	‡	118,848
Ariba* (Internet Software and Services)	5,000		55,750
AT&T (Integrated Telecommunication Services)	600		24,936
Autodesk (Application Software)	2,500		124,400
Avnet* (Technology Distributors)	1,200		41,964
BMC Software* (Systems Software)	10,900		388,476
Cadence Design Systems* (Technical Software)	11,600		197,316
Cisco Systems* (Communications Equipment)	8,000		216,560
Citrix Systems* (Systems Software)	4,600		174,846
Comverse Technology* (Communications Equipment)	3,600		62,100
Corning (Communications Equipment)	3,200		76,768
Cymer* (Semiconductor Equipment)	2,100		81,753
Electronics for Imaging* (Computer Storage and Peripherals)	2,600		58,448
EMC* (Computer Storage and Peripherals)	2,200		40,766
Garmin (Consumer Electronics)	500		48,500
Google (Class A)* (Internet Software and Services)	150		103,722

See footnotes on page 36.

29

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Portfolios of Investments

December 31, 2007

Seligman Global Technology Portfolio (continued)

	Shares	Value
United States (continued)
Hewlett-Packard (Computer Hardware)	3,300	$166,584
Intel (Semiconductors)	5,300	141,298
Intersil (Class A) (Semiconductors)	1,700	41,616
Laboratory Corporation of America Holdings* (Health Care Services)	300	22,659
Marvell Technology Group* (Semiconductors)	15,500	216,690
Maxim Integrated Products (Semiconductors)	8,400	222,432
McAfee* (Internet Software and Services)	11,629	436,088
Mentor Graphics* (Application Software)	2,400	25,872
Microsoft (Application Software)	1,500	53,400
Network Appliance* (Computer Storage and Peripherals)	4,100	102,336
ON Semiconductor* (Semiconductors)	9,200	81,696
Oracle* (Systems Software)	11,000	248,380
QUALCOMM (Communications Equipment)	8,600	338,410
Quest Diagnostics (Health Care Services)	500	26,450
Seagate Technology (Computer Storage and Peripherals)	8,300	211,650

	Shares or Shares Subject to Put	Value
United States (continued)
SonicWALL* (Internet Software and Services)	6,245	$66,946
Stryker (Health Care Equipment)	500	37,360
Symantec* (Internet Software and Services)	10,000	161,400
Syniverse Holdings* (Wireless Telecommunication Services)	4,000	62,320
Synopsys* (Technical Software)	15,500	401,915
Verigy* (Semiconductor Equipment)	2,300	62,491
VeriSign* (Internet Software and Services)	2,500	94,025

		5,555,346

Total Common Stocks (Cost $7,567,279)		7,927,845

Put Option Purchased 0.0%
Research In Motion, expiring January 2008 at $93.375* (Communications Equipment) (Cost $2,844)	4,000	164

Total Investments 92.8% (Cost $7,570,123)		7,928,009
Other Assets Less Liabilities 7.2%		614,582

Net Assets 100.0%		$8,542,591

Schedule of Options Written

December 31, 2007

	Shares Subject to Call	Value
Call Options Written
Apple, expiring January 2008 at $195*	300	$(3,225)
Research In Motion, expiring January 2008 at $120*	400	(1,160)

Total Call Options Written (Premiums received $7,233)		$(4,385)

Seligman International Growth Portfolio

	Shares	Value
Common Stocks 96.3%
Australia 1.8%
CSL (Biotechnology)	1,155	$36,707
Leighton Holdings (Construction and Engineering)	666	35,506

		72,213

	Shares	Value

Belgium 0.8%
Hansen Transmissions International* (Machinery)	4,297	$24,634
SES Global (FDR) (Media)	540	14,160

		38,794

See footnotes on page 36.

30

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2007

Seligman International Growth Portfolio (continued)

	Shares	Value
Brazil 2.4%
Bolsa de Mercadorias e Futuros* (Diversified Financial Services)	3,600	$50,562
Companhia Vale do Rio Doce “CVRD” (ADR) (Metals and Mining)	800	26,136
Petroleo Brasileiro “Petrobras” (ADR) (Oil, Gas and Consumable Fuels)	300	34,572

		111,270

Canada 3.1%
Potash Corp. of Saskatchewan (Chemicals)	600	86,376
Research In Motion* (Communications Equipment)	200	22,680
Suncor Energy (Oil, Gas and Consumable Fuels)	300	32,801

		141,857

China 4.1%
Alibaba.com* (Internet Software and Services)	13,600	49,098
China Communications Construction (Construction and Engineering)	6,000	15,586
China Resources Enterprise (Distributors)	4,000	16,771
Focus Media Holding (ADR)* (Media)	100	5,681
Suntech Power Holdings (ADR)* (Electrical Equipment)	1,200	98,784

		185,920

Denmark 3.3%
Vestas Wind Systems* (Electrical Equipment)	1,400	149,662

Egypt 1.6%
Orascom Telecom (GDR) (Wireless Telecommunication Services)	900	74,535

Finland 3.9%
Nokia (Communications Equipment)	4,622	177,968

France 9.9%
Alstom (Electrical Equipment)	515	109,440
Compagne Generale de Geophysique-Veritas “CGG-Veritas”* (Energy Equipment and Services)	41	11,532
France Telecom (Diversified Telecommunication Services)	2,088	74,932
Publicis Groupe (Media)	539	20,961
Sanofi-Aventis (Pharmaceuticals)	665	60,781
Vallourec (Machinery)	32	8,615
Veolia Environnement (Multi-Utilities)	1,833	166,471

		452,732

Germany 8.4%
Arcandor (Multiline Retail)	4,328	102,531
Daimler (Automobiles)	1,431	138,610
Deutsche Boerse (Diversified Financial Services)	417	82,308
Salzgitter (Metals and Mining)	145	21,348
Siemens (Industrial Conglomerates)	246	38,619

		383,416

Greece 0.8%
National Bank of Greece (Commercial Banks)	525	36,166

	Shares	Value
Hong Kong 0.9%
Sun Hung Kai Properties (Real Estate Management and Development)	2,000	$42,024

Ireland 2.3%
Elan (ADR)* (Pharmaceuticals)	3,200	70,336
Ryanair Holdings (ADR)* (Airlines)	900	35,496

		105,832

Japan 4.6%
Japan Tobacco (Tobacco)	10	59,294
Nintendo (Software)	100	60,715
Sony (Household Durables)	1,200	65,121
Yamada Denki (Specialty Retail)	210	23,903

		209,033

Luxembourg 2.6%
Millicom International Cellular* (Wireless Telecommunication Services)	1,000	117,940

Netherlands 6.2%
ASML Holding* (Semiconductors and Semiconductor Equipment)	3,433	107,882
Philips Electronics (Industrial Conglomerates)	1,006	43,598
Unilever (Food Products)	3,573	130,817

		282,297

Norway 0.7%
Seadrill* (Energy Equipment and Services)	1,400	33,708

Russia 1.9%
OAO Gazprom (ADR)† (Oil, Gas and Consumable Fuels)	1,500	84,468

South Korea 1.1%
LG Electronics (Household Durables)	470	49,500

Spain 5.0%
Gamesa Corporacion Tecnologica (Electrical Equipment)	1,351	62,507
Iberdrola* (Oil, Gas and Consumable Fuels)	8,868	73,255
Telefonica (Diversified Telecommunication Services)	2,805	90,650

		226,412

Switzerland 11.1%
Julius Baer Holding (Capital Markets)	988	80,308
Logitech International* (Computers and Peripherals)	3,800	137,970
Nestle (Food Products)	201	92,101
Sonova Holding (Health Care Equipment and Supplies)	1,102	123,270
Xstrata (Metals and Mining)	1,053	74,148

		507,797

Turkey 0.9%
Turkcell Iletisim Hizmetleri (ADR) (Wireless Telecommunication Services)	1,500	41,355

See footnotes on page 36.

31

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Portfolios of Investments

December 31, 2007

Seligman International Growth Portfolio (continued)

	Shares	Value
United Kingdom 18.9%
ARM Holdings (Semiconductors and Semiconductor Equipment)	18,956	$46,471
Burberry Group (Textiles, Apparel and Luxury Goods)	4,367	49,161
Carphone Warehouse Group (Specialty Retail)	15,526	105,909
easyJet* (Airlines)	3,595	43,588
Invesco (Capital Markets)	4,057	127,293
Man Group (Capital Markets)	10,570	121,582
Reckitt Benckiser Group (Household Products)	1,509	87,173

	Shares	Value
United Kingdom (continued)
Schroders (Capital Markets)	2,883	$74,183
Tesco (Food and Staples Retailing)	21,582	203,792

		859,152

Total Investments 96.3% (Cost $3,779,236)		4,384,051
Other Assets Less Liabilities 3.7%		169,440

Net Assets 100.0%		$4,553,491

Seligman Investment Grade Fixed Income Portfolio

	Principal Amount	Value

US Government and Government Agency Securities 45.9%
US Government Securities 32.7%
US Treasury Bonds:
5.375%, 2/15/2031	$26,000	$29,301
4.75%, 2/15/2037	25,000	26,172
US Treasury Inflation-Protected Securities 2.375%, 1/15/2017	20,720	21,852
US Treasury Notes:
4.75%, 2/28/2009	15,000	15,281
4.5%, 3/31/2009	35,000	35,596
4.875%, 5/31/2009	45,000	46,125
4%, 8/31/2009	20,000	20,300
4.75%, 2/15/2010	25,000	25,871
4.25%, 9/30/2012	180,000	186,371
3.875%, 10/31/2012	5,000	5,100
4.25%, 8/15/2013	85,000	88,128
4%, 2/15/2014	20,000	20,439
4.75%, 8/15/2017	45,000	47,542
4.25%, 11/15/2017	25,000	25,443
US Treasury STRIPS 7.5%, 11/15/2024	90,000	41,167

		634,688

Government Agency Mortgage-Backed Securities††ø 11.4%
Fannie Mae:
8.5%, 9/1/2015	2,693	2,979
4.5%, 12/1/2020	19,242	18,931
5.45%, 12/25/2020	26,936	27,201
5.349%, 4/1/2036#	23,755	23,744
5.983%, 8/1/2036#	24,731	25,111
6.061%, 8/1/2036#	31,297	31,869
5.861%, 6/1/2037#	9,805	9,961
6.5%, 9/1/2037	38,924	39,720
Freddie Mac Gold:
8%, 12/1/2023	2,305	2,458
6.161%, 8/1/2036#	19,999	20,475
5.962%, 4/1/2037#	18,771	19,000

		221,449

	Principal Amount	Value

Government Agency Securitiesø 1.8%
Fannie Mae:
4.75%, 11/19/2012	$10,000	$10,360
5%, 7/9/2018	15,000	14,891
Tennessee Valley Authority 5.5%, 7/18/2017	10,000	10,753

		36,004

Total US Government and Government Agency Securities (Cost $868,935)		892,141

Corporate Bonds 40.1%
Airlines 1.0%
Continental Airlines (Series A) 5.983%, 4/19/2022	20,000	18,692

Automobiles 1.0%
Daimler Finance North America 4.875%, 6/15/2010	20,000	19,922

Beverages 1.8%
Coca-Cola 5.35%, 11/15/2017	15,000	15,397
Diageo Capital 5.75%, 10/23/2017	20,000	20,151

		35,548

Capital Markets 2.3%
The Bank of New York Mellon 4.95%, 11/1/2012	15,000	15,016
Bear Stearns 5.35%, 2/1/2012	10,000	9,748
Lehman Brothers Holdings 5.75%, 5/17/2013	5,000	5,033
Merrill Lynch 6.05%, 5/15/2012	15,000	15,303

		45,100

Chemicals 1.8%
E.I. duPont de Nemours 5%, 1/15/2013	15,000	15,111
Praxair 5.375%, 11/1/2016	20,000	20,314

		35,425

See footnotes on page 36.

32

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Portfolios of Investments

December 31, 2007

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value
Commercial Services and Supplies 0.2%
Cintas No. 2 6.15%, 8/15/2036	$5,000	$4,601

Consumer Finance 1.9%
American Express 6.15%, 8/28/2017	5,000	5,141
Nissan Motor Acceptance 5.625%, 3/14/2011†	30,000	30,919

		36,060

Diversified Financial Services 3.6%
CIT Group Funding 5.193%, 3/12/2009#	15,000	14,355
Genworth Global Funding Trusts 5.2%, 10/8/2010	15,000	15,225
JPMorgan Chase 5.375%, 10/1/2012	10,000	10,188
Prudential Financial 6.625%, 12/1/2037	15,000	15,175
Wells Fargo 5.25%, 10/23/2012	15,000	15,266

		70,209

Diversified Telecommunication Services 1.8%
BellSouth 5.2%, 9/15/2014	20,000	19,988
Embarq 7.082%, 6/1/2016	5,000	5,160
Verizon Communications 5.5%, 4/1/2017	10,000	10,065

		35,213

Electric Utilities 2.5%
Exelon Generation 6.2%, 10/1/2017	10,000	9,956
FPL Group Capital 5.85%, 5/1/2037	5,000	5,009
Indiana Michigan Power 6.05%, 3/15/2037	15,000	14,144
Pacific Gas and Electric 5.625%, 11/30/2017	20,000	20,098

		49,207

Food and Staples Retailing 1.8%
McDonald’s 6.3%, 10/15/2037	15,000	15,609
Yum! Brands 6.25%, 3/15/2018	20,000	20,292

		35,901

Food Products 1.1%
Corn Products 6%, 4/15/2017	20,000	20,828

Health Care Providers and Services 1.0%
UnitedHealth Group 6.625%, 11/15/2037†	20,000	20,366

Household Products 1.1%
Clorox 5.95%, 10/15/2017	10,000	9,980
Kimberly-Clark 6.125%, 8/1/2017	10,000	10,555

		20,535

Industrial Conglomerates 1.0%
General Electric Capital 5.375%, 10/20/2016	20,000	20,290

Insurance 0.5%
Chubb 6%, 5/11/2037	10,000	9,479

Media 1.6%
Time Warner Cable 5.4%, 7/2/2012	20,000	20,060
Viacom 6.125%, 10/5/2017	10,000	10,018

		30,078

	Principal Amount	Value
Multi-Utilities 0.8%
Dominion Resources 5.6%, 11/15/2016	$15,000	$14,784

Multiline Retail 3.0%
J.C. Penney 6.375%, 10/15/2036	20,000	17,927
Safeway 6.35%, 8/15/2017	25,000	26,104
Target 5.375%, 5/1/2017	15,000	14,687

		58,718

Office Electronics 1.6%
Xerox:
5.5%, 5/15/2012	20,000	20,352
7.625%, 6/15/2013	10,000	10,437

		30,789

Oil, Gas and Consumable Fuels 4.5%
Amerada Hess 7.125%, 3/15/2033	10,000	11,041
Encana 5.9%, 12/1/2017	20,000	20,498
Pemex Project Funding Master Trust 5.75%, 3/1/2018†	20,000	20,050
Petrobras International Finance 5.875%, 3/1/2018	10,000	9,995
TransCanada Pipelines 6.2%, 10/15/2037	10,000	9,962
XTO Energy 6.25%, 8/1/2017	15,000	15,765

		87,311

Real Estate Investment Trusts 2.0%
Health Care Properties 6%, 1/30/2017	15,000	14,150
Hospitality Properties Trust 6.7%, 1/15/2018	10,000	9,894
ProLogis Trust 5.625%, 11/15/2016	15,000	13,934

		37,978

Road and Rail 0.5%
PacifiCorp 6.25%, 10/15/2037	10,000	10,362

Thrifts and Mortgage Finance 0.7%
MGIC Investment 5.625%, 9/15/2011	15,000	13,753

Water Utilities 1.0%
American Water Capital 6.085, 10/15/2017†	20,000	19,969

Total Corporate Bonds (Cost $778,134)		781,118

Collateralized Mortgage Obligations†† 5.2%
Bank of America Mortgage Securities 5.66%, 7/25/2034#	8,340	8,379
GS Mortgage Loan Trust 5.32%, 7/25/2035#	19,134	19,063
Homestar Mortgage Acceptance 5.185%, 3/25/2034#	11,102	11,059
Indymac Index Mortgage Loan Trust 6.18%, 3/25/2036#†	32,032	32,055
Wells Fargo 4.73%, 7/25/2034#	31,577	30,835

Total Collateralized Mortgage Obligations (Cost $100,825)		101,391

See footnotes on page 36.

33

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Portfolios of Investments

December 31, 2007

Seligman Investment Grade Fixed Income Portfolio (continued)

	Principal Amount	Value

Asset-Backed Securities†† 3.4%
Centex Home Equity 6.915%, 12/25/2032#	$21,990	$14,519
Irwin Home Equity 5.245%, 2/25/2034#	13,795	13,379
Structured Asset Securities 4.04%,** 6/25/2033	39,887	38,606

Total Asset-Backed Securities (Cost $74,557)		66,504

Foreign Government Agency Securities 0.8%
Corporacion Andina de Fomento 5.75%, 1/12/2017 (Cost $14,931)	15,000	14,876

	Principal Amount	Value

Short-Term Holdings 3.9%
Repurchase Agreement 3.8%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $73,012, collateralized by: $80,000 Fannie Mae 5.5%, 7/14/2028, with a fair market value of $80,200	$73,000	$73,000

Government Agency Security 0.1%
Fannie Mae 7%, 7/1/2008††ø	1,010	1,019

Total Short-Term Holdings (Cost $74,017)		74,019

Total Investments 99.3% (Cost $1,911,399)		1,930,049
Other Assets Less Liabilities 0.7%		12,840

Net Assets 100.0%		$1,942,889

Seligman Large-Cap Value Portfolio

	Shares	Value

Common Stocks 99.9%
Aerospace and Defense 6.2%
Honeywell International	2,000	$123,140
United Technologies	1,500	114,810

		237,950

Capital Markets 6.5%
Bank of New York Mellon	2,499	121,851
Morgan Stanley	2,400	127,464

		249,315

Chemicals 8.7%
E. I. duPont de Nemours	2,600	114,634
Praxair	1,300	115,323
Rohm and Haas	2,000	106,140

		336,097

Commercial Banks 2.9%
U.S. Bancorp	3,500	111,090

Communications Equipment 3.0%
Juniper Networks*	3,500	116,200

Computers and Peripherals 3.0%
Seagate Technology	4,500	114,750

Diversified Financial Services 5.6%
Bank of America	2,600	107,276
JPMorgan Chase	2,500	109,125

		216,401

	Shares	Value

Food and Staples Retailing 3.1%
Costco Wholesale	1,700	$118,592

Food Products 3.3%
Kraft Foods (Class A)	1,107	36,121
Tyson Foods (Class A)	6,000	91,980

		128,101

Health Care Equipment and Supplies 6.3%
Baxter International	2,000	116,100
Medtronic	2,500	125,675

		241,775

Independent Power Producers and Energy Traders 2.8%
AES*	5,000	106,950

Industrial Conglomerates 2.9%
General Electric	3,000	111,210

Insurance 12.2%
MetLife	2,000	123,240
Prudential Financial	1,200	111,648
Travelers	2,200	118,360
UnumGroup	5,000	118,950

		472,198

Machinery 2.8%
Caterpillar	1,500	108,840

Multiline Retail 1.9%
J.C. Penney	1,700	74,783

See footnotes on page 36.

34

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2007

Seligman Large-Cap Value Portfolio (continued)

	Shares	Value
Oil, Gas and Consumable Fuels 13.3%
Chevron	1,500	$139,995
Marathon Oil	2,000	121,720
Valero Energy	1,800	126,054
Williams Companies	3,500	125,230

		512,999

Pharmaceuticals 2.9%
Wyeth	2,500	110,475

Road and Rail 6.1%
CSX	2,500	109,950
Union Pacific	1,000	125,620

		235,570

Specialty Retail 3.3%
The Gap	6,000	127,680

	Shares or Principal Amount		Value
Tobacco 3.1%
Altria Group	1,600	shs.	$120,928

Total Common Stocks (Cost $2,648,038)			3,851,904

Repurchase Agreement 0.4%
Fixed Income Clearing Corporation 2.85%, maturing 1/2/2008, in the amount of $16,003, collateralized by: $20,000 Fannie Mae 5.5%, 7/14/2028, with a fair market value of $20,050 (Cost $16,000)	$16,000		16,000

Total Investments 100.3% (Cost $2,664,038)			3,867,904
Other Assets Less Liabilities (0.3)%			(10,597)

Net Assets 100.0%			$3,857,307

Seligman Smaller-Cap Value Portfolio

	Shares	Value
Common Stocks 99.8%
Aerospace and Defense 4.0%
Cubic	190,000	$7,448,000

Airlines 1.8%
Continental Airlines (Class B)*	150,000	3,337,500

Beverages 4.6%
Central European Distribution*	150,000	8,712,000

Biotechnology 1.8%
Keryx Biopharmaceuticals*	415,000	3,486,000

Chemicals 6.0%
Hercules	330,000	6,385,500
Minerals Technologies	75,000	5,021,250

		11,406,750

Commercial Services and Supplies 9.9%
Brink’s	90,000	5,376,600
Korn/Ferry International*	235,000	4,422,700
School Specialty*	112,000	3,869,600
Waste Connections*	165,000	5,098,500

		18,767,400

Communications Equipment 2.4%
F5 Networks*	160,000	4,563,200

Computers and Peripherals 1.6%
Hypercom*	600,000	2,988,000

Construction and Engineering 2.9%
Shaw Group*	90,000	5,439,600

	Shares	Value

Diversified Consumer Services 2.4%
Sotheby’s Holdings (Class A)	120,000	$4,572,000

Electrical Equipment 6.9%
Belden	85,000	3,782,500
EnerSys*	276,900	6,911,424
Thomas & Betts*	46,500	2,280,360

		12,974,284

Electronic Equipment and Instruments 2.6%
Trimble Navigation*	160,000	4,838,400

Energy Equipment and Services 6.1%
Exterran Holdings*	100,000	8,180,000
TETRA Technologies*	210,000	3,269,700

		11,449,700

Health Care Providers and Services 4.1%
HealthSouth*	203,500	4,273,500
WellCare Health Plans*	81,800	3,469,138

		7,742,638

Hotels, Restaurants and Leisure 4.4%
Panera Bread (Class A)*	50,000	1,791,000
Penn National Gaming*	90,000	5,359,500
Ruby Tuesday	126,200	1,230,450

		8,380,950

See footnotes on page 36.

35

Seligman Portfolios, Inc.

Portfolios of Investments

December 31, 2007

Seligman Smaller-Cap Value Portfolio (continued)

	Shares	Value
Insurance 12.7%
Aspen Insurance Holdings	200,000	$5,768,000
W.R. Berkley	150,000	4,471,500
Endurance Specialty Holdings	116,000	4,840,680
Hanover Insurance Group	110,000	5,038,000
Infinity Property and Casualty	105,000	3,793,650

		23,911,830

IT Services 2.4%
CACI International (Class A)*	100,000	4,477,000

Machinery 2.2%
Mueller Industries	145,000	4,203,550

Multiline Retail 1.6%
Fred’s (Class A)	320,000	3,081,600

Personal Products 2.4%
Herbalife	110,000	4,430,800

Pharmaceuticals 2.3%
Par Pharmaceutical*	180,000	4,320,000

Real Estate Investment Trusts 1.5%
FelCor Lodging Trust	185,000	2,884,150

Road and Rail 0.4%
Dollar Thrifty Automotive Group*	30,000	710,400

Semiconductors and Semiconductor Equipment 4.9%
Cypress Semiconductor*	200,000	7,206,000
Varian Semiconductor Equipment Associates*	53,950	1,996,150

		9,202,150

	Shares or Principal Amount		Value
Software 5.3%
Lawson Software*	390,000	shs.	$3,993,600
Quest Software*	325,000		5,993,000

			9,986,600

Specialty Retail 2.6%
Coldwater Creek*	257,800		1,724,682
Pacific Sunwear of California*	225,000		3,174,750

			4,899,432

Total Common Stocks (Cost $156,365,344)			188,213,934

Repurchase Agreement 0.8%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $1,577,250, collateralized by: $1,615,000 Freddie Mac 6%, 4/16/2037, with a fair market value of $1,625,094 (Cost $1,577,000)	$1,577,000		1,577,000

Total Investments 100.6% (Cost $157,942,344)			189,790,934
Other Assets Less Liabilities (0.6)%			(1,122,000)

Net Assets 100.0%			$188,668,934

*	Non-income producing security. ** Current rate of step bond.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††	Investments in mortgage-backed, collateralized mortgage obligations and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these investments.
#	Floating rate security; the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2007.
##	This security pays a fixed rate for a stipulated number of years, after which it pays a floating interest rate.
ø	Securities issued by these agencies are neither guaranteed nor insured by the US Government.
øø

The Equity-Linked Notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:

The principal amount of the notes plus or minus the lesser of A) the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parentheses:
(a)	Gemstar–TV Guide International, OfficeMax and Qwest Communications International (+20%)
(b)	Delta Air Lines, Discover Financial Services and SAVVIS (no limit)
(c)	Gemstar–TV Guide International, UTI Worldwide and Yahoo! (no limit)
(d)	Comverse Technology, Northwest Airlines and Qwest Communications International (no limit)
(e)	Network Appliance, Rite Aid and Yahoo! (+20%)
(f)	Boston Scientific, Comverse Technology and Marvell Technology (no limit)
(g)	Comverse Technology, Kohl’s and Marvell Technology (no limit)
(h)	QIMONDA (ADR), Rite Aid and Washington Mutual (+20%)
(i)	Boston Scientific, Fortress Investment and Rite Aid (no limit)
(j)	NII Holdings, Office Depot and Qwest Communications International (no limit)
‡	All or part of the security is held as collateral for options written. As of December 31, 2007, the value of securities held as collateral was $722,148 and $104,784 on Communications and Information Portfolio and Global Technology Portfolio, respectively.

ADR – American Depositary Receipts.            FDR – Fiduciary Depositary Receipts.            GDR – Global Depositary Receipts.

Country and industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

36

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2007

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$10,618,632	—	$5,171,603	$55,652,771	$7,927,845
Options purchased	—	—	60,303	1,107	164
Repurchase agreements	246,000	$173,000	98,000	2,044,000	—
Other short-term holdings	—	9,748,790	321,710	—	—
Total investments*	10,864,632	9,921,790	5,651,616	57,697,878	7,928,009
Cash denominated in US dollars**	781	2,147	1,045	754	535,008
Cash denominated in foreign currencies†	—	—	—	399,739	84,279
Receivable for Capital Stock sold	14,648	—	—	14,400	5,195
Receivable for dividends and interest	2,215	1,421	22,086	11,002	1,844
Receivable for securities sold	—	—	190,706	442,766	25,703
Receivable from the Manager (Note 4)	—	609	—	—	24,763
Other	476	1,227	308	3,107	4,235
Total Assets	10,882,752	9,927,194	5,865,761	58,569,646	8,609,036
Liabilities:
Payable for securities purchased	—	—	145,506	1,298,572	14,963
Management fee payable	3,676	3,365	1,985	36,532	7,090
Distribution and service (12b-1) fees payable	3,431	—	—	11,462	1,007
Payable for Capital Stock redeemed	334	48	365	132,746	6,650
Options written, at value††	—	—	—	30,405	4,385
Accrued expenses and other	26,910	18,173	18,408	57,757	32,350
Total Liabilities	34,351	21,586	166,264	1,567,474	66,445
Net Assets	$10,848,401	$9,905,608	$5,699,497	$57,002,172	$8,542,591
Composition of Net Assets:
Capital Stock, $0.001 at par	$643	$9,907	$467	$2,918	$465
Additional paid-in capital	16,656,318	9,894,615	6,797,950	68,954,023	17,502,501
Undistributed/accumulated net investment income (loss)	(785)	—	185,103	(914)	(778)
Undistributed/accumulated net realized gain (loss)	(6,166,839)	1,086	(900,090)	(13,630,362)	(9,320,536)
Net unrealized appreciation (depreciation) of investments, foreign currency transactions and options written	359,064	—	(383,933)	1,676,507	360,939
Net Assets	$10,848,401	$9,905,608	$5,699,497	$57,002,172	$8,542,591
Class 1	$5,394,498	$9,905,608	$5,699,497	$38,407,375	$5,643,885
Class 2	$5,453,903			$18,594,797	$2,898,706
Shares of Capital Stock Outstanding:
Class 1	316,702	9,906,907	467,408	1,953,236	305,788
Class 2	325,798			965,146	158,853
Net Asset Value per Share:
Class 1	$17.03	$1.00	$12.19	$19.66	$18.46
Class 2	$16.74			$19.27	$18.25

* Cost of total investments are as follows:	$10,505,568	$9,921,790	$6,035,549	$56,043,679	$7,570,123
** Includes restricted cash as follows:	$300	$200	$1,000	—	—
† Cost of foreign currencies as follows:	—	—	—	$396,825	$84,024
†† Premiums from options written are as follows:	—	—	—	$49,799	$7,233

See Notes to Financial Statements.

37

Seligman Portfolios, Inc.

Statements of Assets and Liabilities

December 31, 2007

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Assets:
Investments, at value (see portfolios of investments):
Long-term holdings	$4,384,051	$1,856,030	$3,851,904	$188,213,934
Repurchase agreements	—	73,000	16,000	1,577,000
Other short-term holdings	—	1,019	—	—
Total Investments*	4,384,051	1,930,049	3,867,904	189,790,934
Cash denominated in US dollars**	179,521	3,466	684	4,118
Receivable for Capital Stock sold	—	720	—	202,324
Receivable for dividends and interest	8,659	20,142	4,793	93,125
Receivable for securities sold	9,540	—	—	—
Receivable from the Manager (Note 4)	3,637	3,968	—	—
Paydown receivable	—	623	—	—
Unrealized appreciation on forward currency contracts	2	—	—	—
Other	179	86	186	9,758
Total Assets	4,585,589	1,959,054	3,873,567	190,100,259
Liabilities:
Payable for securities purchased	7,824	—	—	492,380
Management fee payable	3,895	652	2,656	162,612
Distribution and service (12b-1) fees payable	—	—	—	20,752
Payable for Capital Stock redeemed	17	3	20	631,353
Unrealized depreciation on forward currency contracts	183	—	—	—
Accrued expenses and other	20,179	15,510	13,584	124,228
Total Liabilities	32,098	16,165	16,260	1,431,325
Net Assets	$4,553,491	$1,942,889	$3,857,307	$188,668,934
Composition of Net Assets:
Capital Stock, $0.001 at par	$258	$227	$270	$10,988
Additional paid-in capital	4,433,271	1,976,748	2,688,108	113,018,892
Undistributed/accumulated net investment income (loss)	(586)	89,023	21,820	(1,365)
Undistributed/accumulated net realized gain (loss)	(485,320)	(141,759)	(56,757)	43,791,829
Net unrealized appreciation of investments and foreign currency transactions	605,868	18,650	1,203,866	31,848,590
Net Assets	$4,553,491	$1,942,889	$3,857,307	$188,668,934
Class 1	$4,553,491	$1,942,889	$3,857,307	$147,774,570
Class 2				$40,894,364
Shares of Capital Stock Outstanding:
Class 1	258,089	226,814	269,954	8,586,229
Class 2				2,401,471
Net Asset Value per Share:
Class 1	$17.64	$8.57	$14.29	$17.21
Class 2				$17.03

* Cost of total investments are as follows:	$3,779,236	$1,911,399	$2,664,038	$157,942,344
** Includes restricted cash as follows:	—	$500	—	$500

See Notes to Financial Statements.

38

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2007

	Seligman Capital Portfolio	Seligman Cash Management Portfolio	Seligman Common Stock Portfolio	Seligman Communications and Information Portfolio	Seligman Global Technology Portfolio
Investment Income:
Dividends*	$30,526	$—	$93,580	$169,019	$33,664
Interest	7,885	541,117	169,922	122,627	5,372
Total Investment Income	38,411	541,117	263,502	291,646	39,036
Expenses:
Management fees	44,328	43,269	28,080	430,167	85,706
Shareholder account services	27,998	—	—	45,338	27,328
Custody and related services	15,430	14,433	23,298	64,088	91,154
Auditing fees	15,041	17,618	13,401	43,075	28,386
Distribution and service (12b-1) fees — Class 2	13,018	—	—	42,312	3,649
Shareholder reports and communications	12,815	2,001	2,263	18,837	11,206
Directors’ fees and expenses	5,646	5,643	5,562	6,602	5,594
Legal fees	3,742	3,706	3,249	9,667	3,436
Registration	2,793	334	393	5,713	4,802
Miscellaneous	2,694	2,449	2,127	9,139	2,647
Total Expenses Before Reimbursement	143,505	89,453	78,373	674,938	263,908
Reimbursement of expenses (Note 4)	—	(13,801)	—	—	(97,403)
Total Expenses After Reimbursement	143,505	75,652	78,373	674,938	166,505
Net Investment Income (Loss)	(105,094)	465,465	185,129	(383,292)	(127,469)
Net Realized and Unrealized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	2,197,691	1,173	756,711	10,928,794	1,683,512
Net realized gain (loss) on options written	—	—	6,894	(53,948)	(9,134)
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions	(415,940)	—	(951,413)	(2,330,916)	(331,585)
Net Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	1,781,751	1,173	(187,808)	8,543,930	1,342,793
Increase (Decrease) in Net Assets from Operations	$1,676,657	$466,638	$(2,679)	$8,160,638	$1,215,324

* Net of foreign tax withheld as follows:	$16	—	$144	$2,348	$2,725

See Notes to Financial Statements.

39

Seligman Portfolios, Inc.

Statements of Operations

For the Year Ended December 31, 2007

	Seligman International Growth Portfolio	Seligman Investment Grade Fixed Income Portfolio	Seligman Large-Cap Value Portfolio	Seligman Smaller-Cap Value Portfolio
Investment Income:
Dividends*	$77,096	—	$81,804	$1,182,035
Interest	2,238	$105,834	886	54,844
Total Investment Income	79,334	105,834	82,690	1,236,879
Expenses:
Management fees	42,745	7,934	34,194	2,203,083
Shareholder account services	—	—	—	43,600
Custody and related services	105,210	18,080	2,043	67,825
Auditing fees	11,305	11,170	12,296	97,651
Distribution and service (12b-1) fees — Class 2	—	—	—	82,767
Shareholder reports and communications	1,998	1,769	1,993	33,558
Directors’ fees and expenses	5,505	5,458	5,506	9,950
Legal fees	2,887	2,591	2,889	30,761
Registration	332	447	56	5,618
Miscellaneous	1,701	1,634	1,752	31,397
Total Expenses Before Reimbursement	171,683	49,083	60,729	2,606,210
Reimbursement of expenses (Note 4)	(86,100)	(32,224)	—	—
Total Expenses After Reimbursement	85,583	16,859	60,729	2,606,210
Net Investment Income (Loss)	(6,249)	88,975	21,961	(1,369,331)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions	1,054,645	8,799	427,789	45,163,398
Net change in unrealized appreciation of investments and foreign currency transactions	(197,572)	8,473	(47,269)	(33,203,206)
Net Gain on Investments and Foreign Currency Transactions	857,073	17,272	380,520	11,960,192
Increase in Net Assets from Operations	$850,824	$106,247	$402,481	$10,590,861

* Net of foreign tax withheld as follows:	$5,451	—	—	—

See Notes to Financial Statements.

40

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Capital Portfolio		Seligman Cash Management Portfolio		Seligman Common Stock Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$(105,094)	$(52,819)	$465,465	$549,537	$185,129	$87,853
Net realized gain on investments	2,197,691	1,240,014	1,173	—	756,711	659,942
Net realized gain on options written	—	—	—	—	6,894	26,657
Net change in unrealized appreciation/depreciation of investments and options written	(415,940)	(504,003)	—	—	(951,413)	425,949
Increase (Decrease) in Net Assets From Operations	1,676,657	683,192	466,638	549,537	(2,679)	1,200,401
Distributions to Shareholders:
Net investment income — Class 1	—	—	(465,465)	(549,537)	(80,216)	(91,364)
Net realized gain on investments — Class 1	—	—	(87)	—	—	—
Decrease in Net Assets From Distributions	—	—	(465,552)	(549,537)	(80,216)	(91,364)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	382,563	436,299	2,353,343	2,174,064	406,508	439,419
Class 2	832,446	557,876	—	—	—	—
Investment of distributions — Class 1	—	—	465,552	549,537	80,216	91,364
Total	1,215,009	994,175	2,818,895	2,723,601	486,724	530,783
Cost of shares redeemed:
Class 1	(1,858,782)	(3,119,625)	(4,917,930)	(5,874,515)	(2,399,969)	(2,163,284)
Class 2	(1,112,579)	(989,458)	—	—	—	—
Total	(2,971,361)	(4,109,083)	(4,917,930)	(5,874,515)	(2,399,969)	(2,163,284)
Decrease in Net Assets From Capital Share Transactions	(1,756,352)	(3,114,908)	(2,099,035)	(3,150,914)	(1,913,245)	(1,632,501)
Decrease in Net Assets	(79,695)	(2,431,716)	(2,097,949)	(3,150,914)	(1,996,140)	(523,464)
Net Assets:
Beginning of year	10,928,096	13,359,812	12,003,557	15,154,471	7,695,637	8,219,101
End of Year*	$10,848,401	$10,928,096	$9,905,608	$12,003,557	$5,699,497	$7,695,637

* Including undistributed net investment income (net of accumulated net investment loss) as follows:	$(785)	—	—	—	$185,103	$80,189

See Notes to Financial Statements.

41

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Communications and Information Portfolio		Seligman Global Technology Portfolio		Seligman International Growth Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment loss	$(383,292)	$(346,397)	$(127,469)	$(123,691)	$(6,249)	$(21,420)
Net realized gain on investments and foreign currency transactions**	10,928,794	6,889,847	1,683,512	1,268,462	1,054,645	566,440
Net realized gain (loss) on options written	(53,948)	19,054	(9,134)	—	—	—
Net change in unrealized appreciation/depreciation of investments, options written and foreign currency transactions**	(2,330,916)	4,969,406	(331,585)	287,180	(197,572)	282,916
Increase in Net Assets From Operations	8,160,638	11,531,910	1,215,324	1,431,951	850,824	827,936
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	943,241	1,351,973	353,047	450,730	661,856	1,347,382
Class 2	7,811,284	4,812,456	1,274,885	2,165,779	—	—
Total	8,754,525	6,164,429	1,627,932	2,616,509	661,856	1,347,382
Cost of shares redeemed:
Class 1	(10,022,537)	(15,574,015)	(2,076,085)	(1,684,705)	(1,325,987)	(1,591,055)
Class 2	(7,340,545)	(3,415,523)	(935,845)	(2,181,105)	—	—
Total	(17,363,082)	(18,989,538)	(3,011,930)	(3,865,810)	(1,325,987)	(1,591,055)
Decrease in Net Assets From Capital Share Transactions	(8,608,557)	(12,825,109)	(1,383,998)	(1,249,301)	(664,131)	(243,673)
Increase (Decrease) in Net Assets	(447,919)	(1,293,199)	(168,674)	182,650	186,693	584,263
Net Assets:
Beginning of year	57,450,091	58,743,290	8,711,265	8,528,615	4,366,798	3,782,535
End of Year*	$57,002,172	$57,450,091	$8,542,591	$8,711,265	$4,553,491	$4,366,798

* Net of accumulated net investment loss as follows:	$(914)	—	$(778)	—	$(586)	$(3,373)
** Certain amounts for 2006 were reclassified to conform to current period’s presentation.

See Notes to Financial Statements.

42

Seligman Portfolios, Inc.

Statements of Changes in Net Assets

	Seligman Investment Grade Fixed Income Portfolio		Seligman Large-Cap Value Portfolio		Seligman Smaller-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Operations:
Net investment income (loss)	$88,975	$108,341	$21,961	$31,811	$(1,369,331)	$(1,571,672)
Net realized gain (loss) on investments	8,799	(49,694)	427,789	337,701	45,163,398	22,312,281
Net change in unrealized appreciation/depreciation of investments	8,473	4,745	(47,269)	219,631	(33,203,206)	22,984,720
Increase in Net Assets From Operations	106,247	63,392	402,481	589,143	10,590,861	43,725,329
Distributions to Shareholders:
Net investment income — Class 1	(101,781)	(130,257)	(27,291)	(36,581)	—	—
Net realized gain on investments
Class 1	—	—	—	—	(16,069,942)	(16,033,594)
Class 2	—	—	—	—	(4,513,257)	(3,438,712)
Decrease in Net Assets From Distributions	(101,781)	(130,257)	(27,291)	(36,581)	(20,583,199)	(19,472,306)
Capital Share Transactions:
Proceeds from sale of shares:
Class 1	167,866	388,831	423,743	475,262	32,967,097	19,880,909
Class 2	—	—	—	—	7,361,369	7,398,663
Investment of dividends:
Class 1	101,781	130,257	27,291	36,581	—	—
Investment of gain distributions:
Class 1	—	—	—	—	16,069,942	16,033,594
Class 2	—	—	—	—	4,513,257	3,438,712
Total	269,647	519,088	451,034	511,843	60,911,665	46,751,878
Cost of shares redeemed:
Class 1	(474,934)	(1,066,713)	(1,565,387)	(1,657,558)	(82,019,727)	(67,982,145)
Class 2	—	—	—	—	(8,859,738)	(9,354,747)
Total	(474,934)	(1,066,713)	(1,565,387)	(1,657,558)	(90,879,465)	(77,336,892)
Decrease in Net Assets From Capital Share Transactions	(205,287)	(547,625)	(1,114,353)	(1,145,715)	(29,967,800)	(30,585,014)
Decrease in Net Assets	(200,821)	(614,490)	(739,163)	(593,153)	(39,960,138)	(6,331,991)
Net Assets:
Beginning of year	2,143,710	2,758,200	4,596,470	5,189,623	228,629,072	234,961,063
End of Year*	$1,942,889	$2,143,710	$3,857,307	$4,596,470	$188,668,934	$228,629,072

*Including undistributed net investment income (net of accumulated net investment loss) as follows:	$89,023	$101,767	$21,820	$27,150	$(1,365)	—

See Notes to Financial Statements.

43

Seligman Portfolios, Inc.

Notes to Financial Statements

1.	Organization — Seligman Portfolios, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company consisting of 9 separate portfolios (the “Portfolios”): Seligman Capital Portfolio (“Capital Portfolio”), Seligman Cash Management Portfolio (“Cash Management Portfolio”), Seligman Common Stock Portfolio (“Common Stock Portfolio”), Seligman Communications and Information Portfolio (“Communications and Information Portfolio”), Seligman Global Technology Portfolio (“Global Technology Portfolio”), Seligman International Growth Portfolio (“International Growth Portfolio”), Seligman Investment Grade Fixed Income Portfolio (“Investment Grade Portfolio”), Seligman Large-Cap Value Portfolio (“Large-Cap Value Portfolio”), and Seligman Smaller-Cap Value Portfolio (“Smaller-Cap Value Portfolio”), each designed to meet different investment goals. Shares of the Fund are provided as an investment medium for variable annuity and life insurance separate accounts offered by various insurance companies. Class 2 shares of the Communications and Information Portfolio are also offered to qualified pension or retirement plans.

2.	Multiple Classes of Shares — The Fund offers two classes of shares. Class 1 shares do not pay a distribution and service fee (“12b-1 fee”). Class 2 shares pay an annual 12b-1 fee of up to 0.25% of average daily net assets. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“US”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Net asset value per share is calculated as of the close of business of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there are no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Notwithstanding these valuation methods, the Global Technology Portfolio and International Growth Portfolio may adjust the value of securities as described below in order to reflect the fair value of such securities.

Many securities markets and exchanges outside the US close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after the local market close but before the close of the NYSE. The Fund’s Board of Directors (the “Board”) approved fair value procedures under which a third-party pricing service on a regular basis recommends adjustments to the local closing prices of certain foreign equity securities. The adjustments are based on a statistical analysis of the historical relationship between the price movements of a security and independent variables such as US market movements, sector movements, movements in the ADR of a security (if any), and movements in country or regional exchange-traded funds or futures contracts. The factors used vary with each security, depending on which factors have been most important historically.

Other securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

Investments held by the Cash Management Portfolio are generally valued using the amortized cost method which approximates fair value. Investments of certain other funds in the Seligman Group of Investment Companies purchased by the Cash Management Portfolio to offset its liability for deferred directors’ fees are valued at net asset values or for closed-end funds, closing market prices.

The following risks apply to some or all of the Portfolios. A Portfolio may concentrate its investments in stocks of large-, medium- or small-capitalization companies. At times, one or more of these groups of stocks has experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the performance of a Portfolio investing in such companies may be negatively affected. The products of technology companies may be subject to severe competition and rapid obsolescence, and technology stocks may be subject to greater price fluctuation, government regulation, and limited liquidity as compared to other investments. To the extent that a Portfolio invests a substantial percentage of its assets in an industry, the Portfolio’s performance may be negatively affected if that industry falls out of favor. A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings. US Government and fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. Securities that are not guaranteed by the US Government may have increased credit risk, including, but not limited to, the risk of non-payment of principal or interest. A Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. Continuing shifts in the market’s perception of credit quality

44

Seligman Portfolios, Inc.

Notes to Financial Statements

on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by such Portfolio. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

b.	Foreign Securities — Investments in foreign securities are subject to certain risks, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investments in foreign securities will be traded primarily in foreign currencies, and certain Portfolios may temporarily hold funds in foreign currencies. The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:
(i)	market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;
(ii)	purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

The net asset values per share of Portfolios which invest in securities denominated in foreign currencies will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and losses. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The Portfolios do not isolate that portion of the results of operations resulting from changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolios. Similarly, the Portfolios do not isolate the effect of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Such fluctuations are included in net realized and unrealized gain or loss from investments and foreign currency transactions.

c.	Equity-Linked Notes — The Portfolios may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

d.	Securities Purchased and Sold on a TBA Basis — The Portfolios may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Portfolios segregate securities as collateral for their obligations to purchase TBA mortgage securities.

e.	Mortgage Dollar Rolls — The Portfolios may enter into mortgage dollar roll transactions using TBAs in which a Portfolio sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a sale and purchase transaction, with any gain or loss recognized at the time of each sale. The Portfolio may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

f.	Options — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, is authorized to write and purchase put and call options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

g.	Repurchase Agreements — The Portfolios may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Portfolio’s custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

i.

Forward Currency Contracts — Each Portfolio, other than Cash Management Portfolio and Investment Grade Portfolio, may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation of investments and forward currency transactions. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss on investments and foreign currency transactions. For federal

45

Seligman Portfolios, Inc.

Notes to Financial Statements

income tax purposes, certain open forward currency contracts are treated as sold during the fiscal year and any gains or losses are recognized immediately. As a result, the amount of income distributable to shareholders may vary from the amount recognized for financial reporting purposes.

j.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses of a Portfolio are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include 12b-1 fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, 12b-1 fees were the only class-specific expenses.

k.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Portfolios amortize discount and premium on debt securities. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as a Portfolio is informed of the dividend.

l.	Distributions to Shareholders — Dividends and other distributions to shareholders are recorded on ex-dividend dates.

m.	Taxes — The Portfolios’ policy is to comply with the requirements of the Internal Revenue Code applicable to Regulated Investment Companies and to distribute substantially all of their taxable net income and net gain realized to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign dividends and interest, and for certain countries, taxes on the sale of foreign securities have been provided for in accordance with the Portfolios’ understanding of the applicable country’s tax rules and rates.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to recognize in its financial statements the impact of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004-2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager’s fee, which is calculated daily and payable monthly, is equal to 0.40%, on an annual basis, of each of Capital, Cash Management, Common Stock and Investment Grade Portfolios’ average daily net assets; and equal to 0.75%, on an annual basis, of Communications and Information Portfolio’s average daily net assets. The Manager’s fee for the Global Technology Portfolio is equal to 1.00% per annum of the first $2 billion of average daily net assets, 0.95% per annum of the next $2 billion of average daily net assets, and 0.90% per annum in excess of $4 billion of average daily net assets of the Portfolio. The Manager’s fee for the Large-Cap Value Portfolio is equal to 0.80% per annum of the first $500 million of average daily net assets, 0.70% per annum of the next $500 million of average daily net assets, and 0.60% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the Smaller-Cap Value Portfolio is equal to 1.00% per annum of the first $500 million of average daily net assets, 0.90% per annum of the next $500 million of average daily net assets, and 0.80% per annum in excess of $1 billion of average daily net assets of the Portfolio. The Manager’s fee for the International Growth Portfolio is equal to 1.00% per annum on the first $50 million of average daily net assets, 0.95% per annum on the next $1 billion of average daily net assets, and 0.90% per annum in excess of $1.05 billion of average daily net assets of the Portfolio.

For the year ended December 31, 2007, the management fees for Global Technology Portfolio, International Growth Portfolio, Large-Cap Value Portfolio, and Smaller-Cap Value Portfolio were equal to 1.00%, 1.00%, 0.80%, and 1.00%, respectively, per annum of the average daily net assets of each of these Portfolios.

Wellington Management Company, LLP (the “Subadviser”), is the subadviser to the International Growth Portfolio and is responsible for furnishing investment advice, research and assistance. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee determined as follows: the Subadviser receives 0.45% on the first $50 million of the Portfolio’s average daily net assets and 0.40% of the Portfolio’s average daily net assets in excess of $50 million.

The Manager has undertaken to waive its management fees and/or reimburse certain Portfolios’ expenses to the extent that such Portfolios’ “other expenses” (i.e. those expenses other than management fees, 12b-1 fees, interest on borrowings and extraordinary expenses, including litigation expenses), exceed a certain rate per annum of the average daily net assets of the following Portfolios:

Portfolio	Rate	Portfolio	Rate
Cash Management	0.30%	International Growth	1.00%
Global Technology	0.90	Investment Grade	0.45

Such reimbursements may be terminated at any time, except in the case of International Growth Portfolio, the undertaking for which is contractual and will remain in effect through at least April 30, 2008.

The amounts of these reimbursements, where applicable, for the year ended December 31, 2007, are disclosed in the Statements of Operations, and such amounts receivable from the Manager at December 31, 2007 are disclosed in the Statements of Assets and Liabilities.

Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. Seligman Advisors, Inc. (the “Distributor”), an affiliate of the Manager, acts as distributor of shares of the Fund.

46

Seligman Portfolios, Inc.

Notes to Financial Statements

Under an Administration, Shareholder Services and Distribution Plan (the “Plan”) adopted by the Fund with respect to Class 2 shares of each Portfolio, insurance companies or their affiliates can enter into agreements with the Distributor and receive 12b-1 fees of up to 0.25%, on an annual basis, of the average daily net assets of Class 2 shares attributable to the particular insurance company or qualified plan for providing, among other things, personal services and/or the maintenance of shareholder accounts. Such fees are paid quarterly by each Portfolio to Seligman Advisors pursuant to the Plan. For the year ended December 31, 2007, fees incurred under the Plan aggregated $13,018 or 0.25% per annum; $42,312 or 0.25% per annum; $3,649 or 0.15% per annum; and $82,767 or 0.19% per annum of the average daily net assets of Class 2 shares of Capital Portfolio, Communications and Information Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, respectively.

Certain officers and directors of the Fund are officers or directors of the Manager and the Distributor.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and the earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balances thereof at December 31, 2007, are included in accrued expenses and other liabilities as follows:

Portfolio	Amount	Portfolio	Amount	Portfolio	Amount
Capital	$785	Communications and Information	$914	Investment Grade	$760
Cash Management	786	Global Technology	778	Large-Cap Value	767
Common Stock	774	International Growth	767	Smaller-Cap Value	1,365

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2007, were as follows:

Portfolio	Purchases	Sales	Portfolio	Purchases	Sales
Capital	$21,578,226	$23,567,990	International Growth	$9,945,033	$10,704,370
Common Stock	7,329,601	9,350,064	Investment Grade	2,022,097	3,110,719
Communications and Information	108,441,480	115,744,995	Large-Cap Value	461,558	1,570,675
Global Technology	16,238,051	18,169,148	Smaller-Cap Value	58,480,876	111,328,373

For the year ended December 31, 2007, purchases and sales of US Government obligations were $3,343,169 and $2,444,408, respectively, for the Investment Grade Portfolio.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of any Portfolio. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes.

The tax basis cost of certain Portfolios was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies. At December 31, 2007, the cost of investments for federal income tax purposes for each Portfolio was as follows:

Portfolio	Tax Basis Cost	Portfolio	Tax Basis Cost
Capital	$10,581,477	International Growth	$3,783,482
Common Stock	6,049,067	Investment Grade	1,911,526
Communications and Information	56,266,316	Large-Cap Value	2,664,038
Global Technology	7,619,713	Smaller-Cap Value	157,942,344

The tax basis components of accumulated earnings (losses) at December 31, 2007 are presented below. Undistributed ordinary income primarily consists of net investment income and net realized short-term gain.

	Capital	Cash Management	Common Stock	Communications and Information	Global Technology
Gross unrealized appreciation of portfolio securities*	$1,088,092	—	$388,746	$3,921,843	$605,678
Gross unrealized depreciation of portfolio securities*	(804,937)	—	(786,197)	(2,467,973)	(294,329)
Net unrealized appreciation of portfolio securities*	283,155	—	(397,451)	1,453,870 *	311,349 *
Undistributed ordinary income	—	$1,872	185,877	—	—
Capital loss carryforward	(6,090,930)	—	(886,572)	(13,407,725)	(9,270,946)
Total accumulated earnings (losses)	$(5,807,775)	$1,872	$(1,098,146)	$(11,953,855)	$(8,959,597)

*	Includes the effects of options written and foreign currency translations, if any.

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Seligman Portfolios, Inc.

Notes to Financial Statements

	International Growth	Investment Grade	Large-Cap Value	Smaller-Cap Value
Gross unrealized appreciation of portfolio securities*	$671,733	$36,476	$1,254,994	$54,779,694
Gross unrealized depreciation of portfolio securities*	(70,111)	(17,953)	(51,128)	(22,931,104)
Net unrealized appreciation of portfolio securities*	601,622	18,523	1,203,866	31,848,590
Undistributed ordinary income	—	89,910	22,587	6,230,092
Undistributed net realized gain/(capital loss carryforward)	(481,074)	(141,759)	(56,757)	37,561,737
Total accumulated earnings (losses)	$120,548	$(33,326)	$1,169,696	$75,640,419

*	Includes the effects of options written and foreign currency translations, if any.

At December 31, 2007, the Portfolios listed below had net capital loss carryforwards for federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Portfolios until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Portfolio will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards expire in amounts and fiscal years as follows:

Fiscal Year	Capital	Common Stock	Communications and Information	Global Technology	International Growth	Investment Grade	Large-Cap Value
2009	—	—	—	$4,220,678	—	—	—
2010	$6,090,930	$520,011	$7,829,523	4,941,506	$481,074	—	—
2011	—	366,561	5,578,202	108,762	—	—	$56,757
2012	—	—	—	—	—	$1,136	—
2013	—	—	—	—	—	65,533	—
2014	—	—	—	—	—	75,090	—
Total	$6,090,930	$886,572	$13,407,725	$9,270,946	$481,074	$141,759	$56,757

During the year 2007, the Portfolios below utilized prior years’ capital loss carryforwards to offset current year’s net realized gains as follows:

Portfolio	Loss Carryforward Utilized	Portfolio	Loss Carryforward Utilized
Capital	$ 2,268,840	International Growth	$1,050,077
Common Stock	743,577	Investment-Grade	8,450
Communications and Information	10,929,731	Large-Cap Value	427,789
Global Technology	1,618,770

7.	Outstanding Forward Exchange Currency Contracts — At December 31, 2007, the International Growth Portfolio had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

Contract	Foreign Currency	In Exchange for US$	Settlement Date	Value US$	Unrealized Appreciation (Depreciation)
Bought:
British pounds	3,931	7,845	1/2/08	7,824	$(21)
Sold:
British pounds	2,750	4,023	1/2/08	4,021	2
South African Rand	37,718	5,356	1/2/08	5,519	(162)
Total					$(181)

8.	Capital Stock Transactions — At December 31, 2007, there were 100,000,000 shares of Capital Stock authorized for each of Capital, Cash Management, Common Stock, Global Technology, International Growth, Investment Grade and Large-Cap Value Portfolios; 150,000,000 for each of Communications and Information and Smaller-Cap Value Portfolios, all at a par value of $0.001 per share. Transactions in shares of Capital Stock were as follows:

	Capital Portfolio				Cash Management Portfolio		Common Stock Portfolio
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Sale of shares	22,553	30,469	50,375	40,350	2,353,353	2,174,065	31,074	37,964
Investment of distributions	—	—	—	—	465,552	549,537	6,448	7,240
Total	22,553	30,469	50,375	40,350	2,818,905	2,723,602	37,522	45,204
Shares redeemed	(112,707)	(221,425)	(70,482)	(71,032)	(4,917,930)	(5,874,515)	(182,961)	(188,290)
Decrease in shares	(90,154)	(190,956)	(20,107)	(30,682)	(2,099,025)	(3,150,913)	(145,439)	(143,086)

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Seligman Portfolios, Inc.

Notes to Financial Statements

	Communications and Information Portfolio				Global Technology Portfolio
	Class 1		Class 2		Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006	2007	2006
Sale of shares	51,627	87,004	421,842	316,094	19,487	30,367	71,211	148,401
Shares redeemed	(542,021)	(1,017,425)	(401,068)	(226,860)	(118,149)	(115,731)	(54,176)	(146,938)
Increase (decrease) in shares	(490,394)	(930,421)	20,774	89,234	(98,662)	(85,364)	17,035	1,463

	International Growth Portfolio		Investment Grade Portfolio		Large-Cap Value Portfolio
	Year Ended December 31,		Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006	2007	2006
Sale of shares	41,523	106,792	19,151	43,853	29,861	38,805
Investment of distributions	—	—	12,002	15,146	1,881	2,750
Total	41,523	106,792	31,153	58,999	31,742	41,555
Shares redeemed	(87,195)	(127,425)	(54,570)	(122,139)	(111,329)	(136,801)
Decrease in shares	(45,672)	(20,633)	(23,417)	(63,140)	(79,587)	(95,246)

	Smaller-Cap Value Portfolio
	Class 1		Class 2
	Year Ended December 31,		Year Ended December 31,
	2007	2006	2007	2006
Sale of shares	1,759,315	1,096,869	376,091	411,353
Investment of distributions	925,688	867,150	262,704	187,396
Total	2,685,003	1,964,019	638,795	598,749
Shares redeemed	(4,247,824)	(3,773,499)	(458,345)	(524,120)
Increase (decrease) in shares	(1,562,821)	(1,809,480)	180,450	74,629

9.	Committed Line of Credit — All of the Portfolios, except the Cash Management Portfolio, are participants in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited each Portfolio’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each participating Portfolio incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2007, the Fund did not borrow from the credit facility.

10.	Options Written — Transactions in options written during the year ended December 31, 2007, were as follows:

Common Stock Portfolio	Shares Subject to Call/Put	Premium
Options outstanding, December 31, 2006	400	$3,552
Options written	14,300	24,810
Options expired	(4,300)	(6,521)
Options terminated in closing purchase transactions	(100)	(283)
Options exercised	(10,300)	(21,558)
Options outstanding, December 31, 2007	—	—

Communications and Information Portfolio
Options outstanding, December 31, 2006	—	—
Options written	18,800	$132,527
Options expired	(7,700)	(13,926)
Options terminated in closing purchase transactions	(6,300)	(68,802)
Options outstanding, December 31, 2007	4,800	$49,799

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Notes to Financial Statements

Global Technology Portfolio	Shares Subject to Call/Put	Premium
Options outstanding, December 31, 2006	—	—
Options written	2,400	$17,624
Options expired	(800)	(562)
Options terminated in closing purchase transactions	(900)	(9,829)
Options outstanding, December 31, 2007	700	$7,233

11.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. (shareholder service agent and affiliate of certain registered companies managed by the Manager) and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

12.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

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Seligman Portfolios, Inc.

Financial Highlights

The tables below are intended to help you understand the financial performance of each class of each Portfolio for the years presented. Certain information reflects financial results for a single share that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. Total return shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any administrative fees or asset-based sales charges that are associated with variable annuity and variable life insurance contracts.

Capital Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.62	$13.78	$12.25	$11.28	$8.29
Income (Loss) from Investment Operations:
Net investment loss	(0.14)	(0.05)	(0.06)	(0.05)	(0.03)
Net realized and unrealized gain on investments	2.55	0.89	1.59	1.02	3.02
Total from Investment Operations	2.41	0.84	1.53	0.97	2.99
Net Asset Value, End of Year	$17.03	$14.62	$13.78	$12.25	$11.28
Total Return	16.48%	6.10%	12.49%	8.60%	36.07%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,394	$5,947	$8,235	$9,821	$12,486
Ratio of expenses to average net assets	1.18%	1.05%	1.03%	0.92%	0.82%
Ratio of net investment loss to average net assets	(0.83)%	(0.33)%	(0.50)%	(0.46)%	(0.33)%
Portfolio turnover rate	196.31%	202.54%	173.99%	213.08%	140.59%
Without expense reimbursement:ø
Ratio of expenses to average net assets					0.96%
Ratio of net investment loss to average net assets					(0.47)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.40	$13.61	$12.13	$11.20	$8.25
Income (Loss) from Investment Operations:
Net investment loss	(0.18)	(0.08)	(0.09)	(0.08)	(0.05)
Net realized and unrealized gain on investments	2.52	0.87	1.57	1.01	3.00
Total from Investment Operations	2.34	0.79	1.48	0.93	2.95
Net Asset Value, End of Year	$16.74	$14.40	$13.61	$12.13	$11.20
Total Return	16.25%	5.80%	12.20%	8.30%	35.76%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,454	$4,981	$5,125	$5,385	$4,353
Ratio of expenses to average net assets	1.43%	1.30%	1.28%	1.17%	1.07%
Ratio of net investment loss to average net assets	(1.08)%	(0.58)%	(0.75)%	(0.71)%	(0.58)%
Portfolio turnover rate	196.31%	202.54%	173.99%	213.08%	140.59%
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.21%
Ratio of net investment loss to average net assets					(0.72)%

ø	The Manager, at its discretion, reimbursed expenses for the year presented.

See Notes to Financial Statements.

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Financial Highlights

Cash Management Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.043	0.041	0.024	0.006	0.004
Total from Investment Operations	0.043	0.041	0.024	0.006	0.004
Less Distributions:
Dividends from net investment income	(0.043)	(0.041)	(0.024)	(0.006)	(0.004)
Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return	4.38%	4.24%	2.41%	0.62%	0.38%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,906	$12,004	$15,154	$1,828	$4,034
Ratio of expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	4.30%	4.13%	2.71%	0.56%	0.39%
Without management fee waiver and/or expense reimbursement:ø
Ratio of expenses to average net assets	0.83%	0.71%	0.73%	1.14%	0.83%
Ratio of net investment income to average net assets	4.17%	4.12%	2.68%	0.12%	0.26%

Common Stock Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.56	$10.87	$10.84	$9.72	$7.80
Income (Loss) from Investment Operations:
Net investment income	0.34	0.14	0.10	0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.54)	1.70	0.12	1.10	1.97
Total from Investment Operations	(0.20)	1.84	0.22	1.23	2.05
Less Distributions:
Dividends from net investment income	(0.17)	(0.15)	(0.19)	(0.11)	(0.13)
Net Asset Value, End of Year	$12.19	$12.56	$10.87	$10.84	$9.72
Total Return	(1.60)%	16.92%	2.03%	12.65%	26.30%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,699	$7,696	$8,219	$10,792	$12,297
Ratio of expenses to average net assets	1.12%	0.90%	0.86%	0.69%	0.73%
Ratio of net investment income to average net assets	2.64%	1.14%	0.95%	1.30%	0.92%
Portfolio turnover rate	117.36%	95.96%	70.36%	42.68%	127.26%

ø	The Manager, at its discretion, waived management fees and/or reimbursed expenses for the years presented.

See Notes to Financial Statements.

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Seligman Portfolios, Inc.

Financial Highlights

Communications and Information Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$17.04	$13.93	$12.92	$11.62	$8.05
Income (Loss) from Investment Operations:
Net investment loss	(0.11)	(0.08)	(0.10)	(0.02)	(0.07)
Net realized and unrealized gain on investments and foreign currency transactions	2.73	3.19	1.11	1.32	3.64
Total from Investment Operations	2.62	3.11	1.01	1.30	3.57
Net Asset Value, End of Year	$19.66	$17.04	$13.93	$12.92	$11.62
Total Return	15.37%	22.33%	7.82%	11.19%	44.35%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$38,407	$41,642	$47,010	$58,646	$62,903
Ratio of expenses to average net assets	1.10%	1.05%	1.10%	1.00%	1.01%
Ratio of net investment loss to average net assets	(0.59)%	(0.54)%	(0.77)%	(0.15)%	(0.78)%
Portfolio turnover rate	199.12%	181.03%	133.04%	127.69%	105.53%

CLASS 2
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$16.74	$13.72	$12.76	$11.51	$7.99
Income (Loss) from Investment Operations:
Net investment loss	(0.15)	(0.12)	(0.13)	(0.05)	(0.10)
Net realized and unrealized gain on investments and foreign currency transactions	2.68	3.14	1.09	1.30	3.62
Total from Investment Operations	2.53	3.02	0.96	1.25	3.52
Net Asset Value, End of Year	$19.27	$16.74	$13.72	$12.76	$11.51
Total Return	15.11%	22.01%	7.52%	10.86%	44.06%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$18,595	$15,808	$11,733	$12,243	$11,280
Ratio of expenses to average net assets	1.35%	1.30%	1.35%	1.25%	1.26%
Ratio of net investment loss to average net assets	(0.84)%	(0.79)%	(1.02)%	(0.40)%	(1.03)%
Portfolio turnover rate	199.12%	181.03%	133.04%	127.69%	105.53%

See Notes to Financial Statements.

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Financial Highlights

Global Technology Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.99	$13.56	$12.54	$12.06	$8.86
Income (Loss) from Investment Operations:
Net investment loss	(0.25)	(0.20)	(0.19)	(0.13)	(0.11)
Net realized and unrealized gain on investments and foreign currency transactions*	2.72	2.63	1.21	0.61	3.31
Total from Investment Operations	2.47	2.43	1.02	0.48	3.20
Net Asset Value, End of Year	$18.46	$15.99	$13.56	$12.54	$12.06
Total Return	15.45%	17.92%	8.13%	3.98%	36.12%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,644	$6,466	$6,641	$8,446	$10,047
Ratio of expenses to average net assets	1.90%	1.90%	1.90%	1.90%	1.61%
Ratio of net investment loss to average net assets	(1.44)%	(1.37)%	(1.53)%	(1.10)%	(1.14)%
Portfolio turnover rate	197.73%	204.73%	155.29%	146.96%	188.00%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.04%	2.57%	2.49%	2.39%	2.39%
Ratio of net investment loss to average net assets	(2.58)%	(2.04)%	(2.12)%	(1.59)%	(1.92)%

CLASS 2
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.83	$13.45	$12.46	$12.00	$8.82
Income (Loss) from Investment Operations:
Net investment loss	(0.28)	(0.22)	(0.21)	(0.15)	(0.13)
Net realized and unrealized gain on investments and foreign currency transactions*	2.70	2.60	1.20	0.61	3.31
Total from Investment Operations	2.42	2.38	0.99	0.46	3.18
Net Asset Value, End of Year	$18.25	$15.83	$13.45	$12.46	$12.00
Total Return	15.29%	17.69%	7.95%	3.83%	36.05%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$2,899	$2,245	$1,888	$2,210	$2,470
Ratio of expenses to average net assets	2.05%	2.05%	2.05%	2.05%	1.76%
Ratio of net investment loss to average net assets	(1.59)%	(1.52)%	(1.68)%	(1.25)%	(1.29)%
Portfolio turnover rate	197.73%	204.73%	155.29%	146.96%	188.00%
Without expense reimbursement:ø
Ratio of expenses to average net assets	3.19%	2.72%	2.64%	2.54%	2.54%
Ratio of net investment loss to average net assets	(2.73)%	(2.19)%	(2.27)%	(1.74)%	(2.07)%

*	Per share amounts for the years ended December 31, 2003-2006 were reclassified to conform to current year’s presentation.
ø	The Manager, at its discretion, reimbursed certain expenses for the years presented.

See Notes to Financial Statements.

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Financial Highlights

International Growth Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.38	$11.66	$11.10	$8.97	$6.72
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.02)	(0.07)	(0.03)	(0.04)	0.05
Net realized and unrealized gain on investments and foreign currency transactions*	3.28	2.79	0.59	2.21	2.20
Total from Investment Operations	3.26	2.72	0.56	2.17	2.25
Less Distributions:
Dividends from net investment income	—	—	—	(0.04)	—
Net Asset Value, End of Year	$17.64	$14.38	$11.66	$11.10	$8.97
Total Return	22.67%	23.33%	5.04%	24.19%	33.48%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$4,553	$4,367	$3,783	$3,749	$3,490
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00%	1.64%
Ratio of net investment income (loss) to average net assets	(0.15)%	(0.54)%	(0.24)%	(0.40)%	0.67%
Portfolio turnover rate	234.50%	166.33%	189.00%	213.83%	285.08%
Without expense reimbursement:ø
Ratio of expenses to average net assets	4.02%	3.94%	5.05%	4.08%	3.45%
Ratio of net investment loss to average net assets	(2.17)%	(2.48)%	(3.29)%	(2.48)%	(1.14)%

Investment Grade Fixed Income Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$8.57	$8.80	$9.27	$10.85	$10.80
Income (Loss) from Investment Operations:
Net investment income	0.39	0.41	0.34	0.34	0.34
Net realized and unrealized gain (loss) on investments	0.08	(0.09)	(0.26)	(0.07)	0.17
Total from Investment Operations	0.47	0.32	0.08	0.27	0.51
Less Distributions:
Dividends from net investment income	(0.47)	(0.55)	(0.55)	(0.91)	(0.46)
Distributions from net realized capital gain	—	—	—	(0.94)	—
Total Distributions	(0.47)	(0.55)	(0.55)	(1.85)	(0.46)
Net Asset Value, End of Year	$8.57	$8.57	$8.80	$9.27	$10.85
Total Return	5.59%	3.61%	0.95%	2.41%	4.72%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$1,943	$2,144	$2,758	$3,561	$6,025
Ratio of expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of net investment income to average net assets	4.49%	4.59%	3.67%	3.13%	3.08%
Portfolio turnover rate	280.64%	768.29%	596.99%	184.46%	445.98%
Without expense reimbursement:ø
Ratio of expenses to average net assets	2.48%	2.38%	1.70%	1.11%	0.91%
Ratio of net investment income to average net assets	2.86%	3.06%	2.82%	2.87%	3.02%

*	Per share amounts for the years ended December 31, 2003-2006 were reclassified to conform to current year’s presentation.
ø	The Manager reimbursed certain expenses for the years presented.

See Notes to Financial Statements.

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Financial Highlights

Large-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$13.15	$11.67	$10.65	$9.27	$7.02
Income from Investment Operations:
Net investment income	0.07	0.08	0.07	0.09	0.11
Net realized and unrealized gain on investments	1.17	1.50	1.06	1.41	2.27
Total from Investment Operations	1.24	1.58	1.13	1.50	2.38
Less Distributions:
Dividends from net investment income	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)
Net Asset Value, End of Year	$14.29	$13.15	$11.67	$10.65	$9.27
Total Return	9.43%	13.57%	10.63%	16.25%	33.91%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,857	$4,596	$5,190	$5,342	$5,456
Ratio of expenses to average net assets	1.42%	1.32%	1.34%	1.26%	1.18%
Ratio of net investment income to average net assets	0.51%	0.67%	0.65%	0.89%	1.34%
Portfolio turnover rate	10.83%	14.17%	27.35%	15.09%	16.60%
Without expense reimbursement:ø
Ratio of expenses to average net assets					1.29%
Ratio of net investment income to average net assets					1.23%

ø	The Manager, at its discretion, reimbursed expenses for the year presented.

See Notes to Financial Statements.

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Financial Highlights

Smaller-Cap Value Portfolio

CLASS 1
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.51	$16.67	$19.40	$16.20	$10.87
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.11)	(0.12)	(0.07)	0.08	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	3.66	(0.71)	3.15	5.48
Total from Investment Operations	0.79	3.54	(0.78)	3.23	5.43
Less Distributions:
Dividends from net investment income	—	—	(0.11)	—	—
Distributions from net realized capital gain	(2.09)	(1.70)	(1.84)	(0.03)	(0.10)
Total Distributions	(2.09)	(1.70)	(1.95)	(0.03)	(0.10)
Net Asset Value, End of Year	$17.21	$18.51	$16.67	$19.40	$16.20
Total Return	4.14%	21.25%	(3.98)%	19.95%	49.94%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$147,775	$187,833	$199,357	$268,410	$214,525
Ratio of expenses to average net assets	1.14%	1.13%	1.14%	1.14%	1.16%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.66)%	(0.37)%	0.47%	(0.42)%
Portfolio turnover rate	26.86%	31.98%	23.01%	45.24%	18.31%

CLASS 2
	Year Ended December 31,
Per Share Data:	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.37	$16.59	$19.26	$16.13	$10.85
Income (Loss) from Investment Operations:
Net investment income (loss)	(0.15)	(0.15)	(0.10)	0.05	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	3.63	(0.70)	3.11	5.46
Total from Investment Operations	0.75	3.48	(0.80)	3.16	5.38
Less Distributions:
Dividends from net investment income	—	—	(0.03)	—	—
Distributions from net realized capital gain	(2.09)	(1.70)	(1.84)	(0.03)	(0.10)
Total Distributions	(2.09)	(1.70)	(1.87)	(0.03)	(0.10)
Net Asset Value, End of Year	$17.03	$18.37	$16.59	$19.26	$16.13
Total Return	3.96%	20.99%	(4.13)%	19.60%	49.57%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$40,894	$40,796	$35,604	$34,582	$19,978
Ratio of expenses to average net assets	1.33%	1.32%	1.33%	1.33%	1.35%
Ratio of net investment income (loss) to average net assets	(0.77)%	(0.85)%	(0.56)%	0.28%	(0.61)%
Portfolio turnover rate	26.86%	31.98%	23.01%	45.24%	18.31%

See Notes to Financial Statements.

57

Seligman Portfolios, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,

Seligman Capital Portfolio,

Seligman Communications and Information Portfolio,

Seligman Global Technology Portfolio, and

Seligman Smaller-Cap Value Portfolio of

Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Capital Portfolio, Seligman Communications and Information Portfolio, Seligman Global Technology Portfolio, and Seligman Smaller-Cap Value Portfolio, (collectively, the “Portfolios”), four of the Portfolios constituting Seligman Portfolios, Inc., as of December 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four-year period ended December 31, 2006 were audited by other auditors whose report, dated February 23, 2007, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the Portfolios referred to above of Seligman Portfolios, Inc. as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 26, 2008

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Seligman Portfolios, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,

Seligman Cash Management Portfolio,

Seligman Common Stock Portfolio,

Seligman International Growth Portfolio,

Seligman Investment Grade Fixed Income Portfolio, and

Seligman Large-Cap Value Portfolio of

Seligman Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, Seligman International Growth Portfolio, Seligman Investment Grade Fixed Income Portfolio, and Seligman Large-Cap Value Portfolio, (collectively, the “Portfolios”), five of the Portfolios constituting Seligman Portfolios, Inc., as of December 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2006 and the financial highlights for each of the years in the four-year period ended December 31, 2006 were audited by other auditors whose report, dated February 23, 2007, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of each of the Portfolios referred to above of Seligman Portfolios, Inc. as of December 31, 2007, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2008

59

Seligman Portfolios, Inc.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

In this section, the term “Portfolios” refers to the Seligman Capital Portfolio, the Seligman Cash Management Portfolio, the Seligman Common Stock Portfolio, the Seligman Communications and Information Portfolio, the Seligman Global Technology Portfolio, the Seligman International Growth Portfolio, the Seligman Investment Grade Fixed Income Portfolio, the Seligman Large-Cap Value Portfolio and the Seligman Smaller-Cap Value Portfolio.

At a meeting held on November 15, 2007, the directors of the Portfolios unanimously approved the continuances of the Management Agreements between the Fund, on behalf of the Portfolios, and the Manager and, in the case of the Seligman International Growth Portfolio, which is sub-advised by Wellington Management Company, LLP (“Subadviser” or “Wellington”), the continuance of the Subadvisory Agreement between the Manager and Subadviser.

Prior to the approval of the Management Agreements between the Fund, on behalf of the Portfolios, and the Manager and, in the case of the Seligman International Growth Portfolio, the Subadvisory Agreement between the Manager and the Subadviser, the directors requested and evaluated extensive materials from the Manager and Subadviser. They reviewed the proposed continuance of the Management Agreements with the Manager and the proposed continuance of the Subadvisory Agreement with the Manager and the Subadviser, and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager and the Subadviser to the Portfolios gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s and Subadviser’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they review extensive materials and information presented by the Manager and receive presentations from the Manager on the investment results of those funds in the Seligman Group of Funds of which a corresponding Portfolio is a “clone” (each such fund, a “Corresponding Fund”). The Manager also furnishes such materials and presentations with respect to the Investment Grade Fixed Income Portfolio, which does not have a Corresponding Fund. A Portfolio’s investment portfolio closely tracks that of its Corresponding Fund.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager, and in the case of the International Growth Portfolio, the Subadviser, to manage the Portfolios, and the overall arrangements between the Portfolios, the Manager and the Subadviser as provided in the Management and Subadvisory Agreements, including the management and subadvisory fees, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager and the Subadviser. The directors considered the quality of the investment research capabilities of the Manager and the Subadviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of each Portfolio’s management team and other senior personnel of the Manager. The directors also considered the Manager’s and Subadviser’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Portfolio’s other service providers (including the Subadviser), also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolios under the Management Agreement and the Subadvisory Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Portfolios’ prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provided an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Portfolios.

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s and Subadviser’s investment advisory and investment company activities and the Manager’s financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Portfolios. The directors reviewed with the Chief Financial Officer of the Manager, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s and Subadviser’s expenses, as well as the “revenue sharing”

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

arrangements the Manager has entered into with certain entities that distribute the shares of the Seligman Group of Funds. In the case of the Subadviser, the directors reviewed a statement of partnership income itemizing revenues from the International Growth Portfolio. The directors focused on profitability of the Manager’s relationships with the Portfolios before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationships with the Portfolios, and the Subadviser’s level of profitability from its relationship with International Growth Portfolio, were not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors recognized that the Subadviser also had benefited from soft dollar arrangements using portfolio brokerage of the International Growth Portfolio. The directors further recognized that the Manager’s and Subadviser’s profitability would be somewhat lower without these benefits. The directors noted that the Manager and Subadviser may derive reputational and other benefits from their association with the Fund.

Investment Results

The Manager reminded the directors that each Portfolio, other than Investment Grade Fixed Income Portfolio, is a “clone” of its Corresponding Fund and as a result the investment performance of a Portfolio and its Corresponding Fund closely track each other. Consistent with prior practice, the directors evaluated the investment performance of each Portfolio with a Corresponding Fund when they evaluated the investment performance of its Corresponding Fund, and their evaluation and conclusions in respect of such Portfolio’s relative investment performance over time is reflected in the discussion of its Corresponding Fund. The directors reviewed performance information for the Corresponding Fund covering a wide range of periods, including the first nine months of the calendar year, the preceding seven calendar years and annualized rolling periods ranging from one to ten years ending September 30, 2007, as applicable.

Seligman Capital Portfolio — The directors reviewed information showing performance of Seligman Capital Fund (the “Capital Fund”), the Corresponding Fund for the Seligman Capital Portfolio, compared to the Lipper Mid-Cap Funds Average, the Lipper Mid-Cap Growth Funds Average and the Russell Midcap Growth Index, as well as performance of the Capital Fund relative to the other funds in the Lipper Mid-Cap Growth Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Capital Fund’s performance ranked above the median within its Lipper category for each of the periods presented and the Fund’s results were above the Lipper benchmarks for the five- and three- year periods, although lower than the Russell Index and competitor average benchmarks in those periods. They further noted the recent improvement in the Capital Fund’s relative performance and that the Capital Fund’s results were significantly above all its benchmarks for the first nine months of 2007. The Manager noted that a new portfolio manager had been hired in the fall of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Capital Portfolio’s investment results were satisfactory.

Seligman Cash Management Portfolio — The directors considered the twelve-month trailing average yield of Seligman Cash Management Fund (the “Cash Management Fund”), the Corresponding Fund for the Seligman Cash Management Portfolio, as compared to an average of money market funds prepared by a third party provider of money market mutual fund information for the period from 1998 through September 30, 2007. The comparative information showed that the Cash Management Fund’s returns had consistently been below its index by varying, but relatively small, amounts. The Manager explained that the Cash Management Fund is managed conservatively, and that its average portfolio quality is higher than that of many other money market funds. He added that, while the Manager’s emphasis on quality tended to reduce the Cash Management Fund’s investment returns, the Cash Management Fund and the Cash Management Portfolio had not been adversely affected by the recent credit market issues relating to subprime loans. Taking into account these comparisons and the other factors considered, the directors concluded that the Cash Management Portfolio’s investment results over time had been satisfactory.

Seligman Common Stock Portfolio — The directors reviewed information showing performance of Seligman Common Stock Fund (the “Common Stock Fund”), the Corresponding Fund for the Seligman Common Stock Portfolio, compared to the Lipper Large-Cap Core Funds Average and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), as well as performance of the Common Stock Fund relative to the other funds in the Lipper Large-Cap Core Fund Average and to a group of competitor funds selected by the Manager. The directors noted that the Common Stock Fund’s results were below its benchmarks for the five-year period, although its relative performance had improved in recent periods and the Common Stock Fund’s results were above each of its benchmarks in 2006. For the first nine months of 2007, the Common Stock Fund’s results trailed that of its benchmarks by relatively small amounts. Taking into account these comparisons and the other factors considered, the directors concluded that the Common Stock Portfolio’s investment results were satisfactory.

Seligman Communications and Information Portfolio — The directors reviewed information showing performance of Seligman Communications and Information Fund (the “C&I Fund”), the Corresponding Fund for the Seligman Communications and Information Portfolio, compared to the Lipper Science & Technology Funds Average, the S&P GSTI Composite Index and the S&P 500, as well as performance of the C&I Fund relative to the other funds in the Lipper Science & Technology Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the C&I Fund’s performance ranked above the Lipper median for all periods presented, and that the C&I Fund’s results were above its benchmarks for the five- and three-year periods and generally for the more recent periods presented, although for the first nine months of 2007, the C&I Fund’s results were below its benchmarks other than the S&P 500. Taking into account these comparisons and the other factors considered, the directors concluded that the Communications and Information Portfolio’s investment results were highly satisfactory.

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Seligman Global Technology Portfolio — The directors reviewed information showing performance of Seligman Global Technology Fund (the “Global Technology Fund”), the Corresponding Fund for the Seligman Global Technology Portfolio, compared to the Morgan Stanley Capital International (“MSCI”) World Information Technology Index (the “MSCI WIT Index”), the MSCI World Index, the Lipper Science & Technology Fund Average and the Lipper Global Funds Average, as well as performance of the Global Technology Fund relative to the other funds in the Lipper Science & Technology Fund Average and to a group of competitor funds selected by the Manager. The directors noted that the Global Technology Fund’s performance ranked above the median within its Lipper category for the one-, three-, five- and ten-year periods, and that its results were also above the MSCI WIT Index, MSCI World Index and Lipper Global Funds Average for the five-year period and above each of its benchmarks for the three-year period. The directors also noted that the Global Technology Fund’s results were above the MSCI WIT Index, Lipper Global Funds Average and the Lipper Science & Technology Funds Average benchmarks for 2004 through 2006. For the first nine months of 2007, the Global Technology Fund’s results were below its benchmarks, other than the MSCI World Index and Lipper Global Funds Average. Taking into account these comparisons and the other factors considered, the directors concluded that the Global Technology Portfolio’s investment results were satisfactory.

Seligman International Growth Portfolio — The directors reviewed information showing performance of Seligman International Growth Fund (the “International Growth Fund”), the Corresponding Fund for the Seligman International Growth Portfolio, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (the “MSCI EAFE Index”), the MSCI EAFE Growth Index, the Lipper International Multi-Cap Growth Funds Average and the Lipper International Funds Average, as well as performance of the International Growth Fund relative to the Lipper International Multi-Cap Growth Funds Average and to a group of competitor funds selected by the Manager. The Manager reminded the directors that the Subadviser had assumed portfolio management responsibilities for the International Growth Fund and International Growth Portfolio in September 2003. The directors noted the International Growth Fund had substantial and positive returns for the periods since 2003 and that the International Growth Fund’s results exceeded each of its benchmarks in 2004 and the first nine months of 2007, although its results were below the benchmarks in the other periods presented. Taking into account these additional factors, the directors concluded that they continued to have confidence in the Subadviser’s ability to manage the International Growth Portfolio’s portfolio.

Seligman Investment Grade Fixed Income Portfolio — The directors reviewed information showing performance of the Seligman Investment Grade Fixed Income Portfolio compared to the Lipper Corporate Debt Funds BBB-Rated Average and to the Lehman Brothers Government/Credit Index, as well as performance relative to the other funds in the Lipper Corporate Debt Funds BBB-Rated Average and to a group of competitor funds selected by the Manager. The directors noted that although the Portfolio’s results were above certain benchmarks in some of the periods shown, the Portfolio’s results were generally below its benchmarks. The Manager noted that the leadership of the team managing the Portfolio had changed in 2006. Taking into account these factors, the directors concluded that they retained confidence in the Manager’s capabilities to manage the Investment Grade Fixed Income Portfolio.

Seligman Large-Cap Value Portfolio — The directors reviewed information showing performance of the Seligman Large-Cap Value Fund (the “Large-Cap Fund”), the Corresponding Fund for the Seligman Large-Cap Value Portfolio, compared to the Lipper Large-Cap Value Funds Average, the Russell 1000 Value Index, the S&P 500 Index and the Lipper Multi-Cap Value Funds Average, as well as performance of the Large-Cap Fund relative to the other funds in the Lipper Multi-Cap Value Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Large-Cap Fund ranked above the median within its Lipper category for the one-, three- and five-year periods and that the Large-Cap Fund’s results were above its benchmarks for the five- and three- year periods as well. The directors also noted that the Large-Cap Fund had varyingly performed above or below its benchmarks in the other periods shown, and that for or the first nine months of 2007, the Large-Cap Fund’s results were above each of its benchmarks. Taking into account these comparisons and the other factors considered, the directors concluded that the Large-Cap Value Portfolio’s investment results were satisfactory.

Seligman Smaller-Cap Value Portfolio — The directors reviewed information showing performance of the Seligman Smaller-Cap Value Fund (the “Smaller-Cap Fund”), the Corresponding Fund for the Seligman Smaller-Cap Value Portfolio, compared to the Lipper Small-Cap Core Funds Average, Lipper Small-Cap Value Funds Average and the Russell 2000 Value Index, as well as performance of the Smaller-Cap Fund relative to the other funds in the Lipper Small-Cap Core Funds Average and to a group of competitor funds selected by the Manager. The directors noted that the Smaller-Cap Fund’s performance ranked above the median within its Lipper category for each of the periods presented and that the Smaller-Cap Fund’s results were above its benchmarks for the three- and five-year periods and for the first nine months of 2007, although they were varyingly above and below the benchmarks for the other periods presented. Taking into account these comparisons and the other factors considered, the directors concluded that the Smaller-Cap Value Portfolio’s investment results were satisfactory.

Management Fees and Other Expenses

The directors considered the management fee rate paid by each Portfolio to the Manager and the subadvisory fee rate paid by the Manager to the Subadviser for its services to International Growth Portfolio. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The Manager also reminded the directors that the management fee rate paid by each Portfolio with a Corresponding Fund is the same as the fee rate paid by its Corresponding Fund, except for certain Portfolios which had a lower fee rate than their Corresponding Funds primarily for historical reasons and except for the International Growth Portfolio, which had a slightly higher fee rate than its Corresponding Fund. The directors noted that the management fee rates for the two Value Portfolios include breakpoints (which had not been reached), whereas the fee rates for the Corresponding Funds do not.

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Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The Manager also manages accounts for institutional clients with investment objectives similar to those of certain Portfolios. The fee rates payable by the Manager’s institutional clients are lower, and in some cases much lower, than the rates paid by the Portfolios. The Manager reviewed with the directors the significantly greater scope of the services it provides the Portfolios relative to institutional clients. He also noted that since the open-end funds, such as the Portfolios, are constantly issuing and redeeming shares, they are more difficult to manage than institutional accounts, where the assets are relatively stable. The directors acknowledged these considerations and gave appropriate weight to these fee comparisons.

The directors also considered the fees the Manager and the Subadviser charge other clients with investment objectives similar to those of certain of the Portfolios. Certain of the Manager’s clients are unregistered investment companies whose shares are sold primarily outside the United States. In each such case, the fee rates charged to these companies are equal to or higher than those charged to the comparable Portfolios.

The directors also compared the management fee rate payable by each Portfolio to the rate paid by other funds in its peer group, which consisted of the appropriate Lipper category for funds that are purchased by insurance company separate accounts, or a subset thereof of funds with net assets more nearly comparable to those of the Portfolio. In the case of Capital Portfolio, Cash Management Portfolio, Common Stock Portfolio, Communications and Information Portfolio and Investment Grade Fixed Income Portfolio, the directors noted that the management fee paid to the Manager was below the average and median management fee for the peer group. The directors noted that the Large-Cap Value Portfolio’s management fee was higher than the median, but lower than the average, for the peer group. The directors also noted that in the case of International Growth Portfolio, Global Technology Portfolio and Smaller-Cap Value Portfolio, the management fees were somewhat higher than their respective peer group median and average, although within the range of fees paid by other funds in the respective peer group.

With respect to the total expense ratios, the directors noted that the total expense ratio of each of Common Stock Portfolio and Communications and Information Portfolio was lower than the median and average expense ratios of the funds in the corresponding Lipper peer group. The directors also noted that Capital Portfolio, Cash Management Portfolio, Investment Grade Fixed Income Portfolio and Smaller-Cap Value Portfolio had expense ratios that were somewhat higher than the Lipper peer group, while Global Technology Portfolio, International Growth Portfolio and Large-Cap Value Portfolio had expense ratios that were materially higher than the Lipper peer group. The directors noted the Manager’s concerns regarding the expense comparisons of the International Growth Portfolio and its Lipper peer group due to the nature of the funds comprising the peer group.

The directors discussed the total expense ratios with the Manager, who explained that the relatively high expense ratios of certain Portfolios are attributable in large part to their relatively small sizes, and would be expected to decline if assets increase. The Manager also explained that the Global Technology Portfolio and International Growth Portfolio incur relatively high custody fees as a percentage of their net assets because of their relatively small sizes. The directors noted that the Manager had voluntarily agreed to reimburse the expenses of certain portfolios. The directors were satisfied that each Portfolio’s expense ratio was acceptable in the Portfolio’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedules for certain of the Portfolios contain breakpoints that reduce the fee rate on assets above specified levels and that the management fee schedules for other Portfolios do not contain breakpoints. The directors further noted that none of the Portfolios was likely to have net assets above the initial breakpoint level in the fee schedule for the Portfolios with breakpoints in the foreseeable future. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager or Subadviser. They also observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolios, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that each Portfolio’s breakpoint arrangements were acceptable under that Portfolio’s circumstances.

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Seligman Portfolios, Inc.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Portfolios, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Maureen Fonseca (52) [3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).
John R. Galvin (78) [1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.
John F. Maher (64) [1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).
Frank A. McPherson (74) [2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.
Betsy S. Michel (65) [2,3] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.
Leroy C. Richie (66) [1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.
Robert L. Shafer (75) [2,3] • Director: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

See footnotes on page 66.

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Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
James N. Whitson (72) [1,3] •Director: 1993 to Date •Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

Interested Directors and Principal Officers

William C. Morris (69)* •Director and Chairman of the Board: 1988 to Date •Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.
Brian T. Zino (55)* •Director: 1993 to Date •President: 1995 to Date •Chief Executive Officer: 2002 to Date •Oversees 61 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.
John B. Cunningham (43) •Vice President and Portfolio Manager: 2004 to Date	Portfolio Manager of Common Stock Portfolio; Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Tri-Continental Corporation, Seligman Common Stock Fund, Inc., and Seligman Income and Growth Fund, Inc.; Vice President and Co-Portfolio Manager, Seligman TargetHorizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management.
Ajay Diwan (42) •Vice President and Co-Portfolio Manager: 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc. Formerly, Vice President, Equity Research, Goldman Sachs.
Neil T. Eigen (64) •Vice President and Co-Portfolio Manager: 1997 to Date	Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President and Co-Portfolio Manager, Seligman Value Fund Series, Inc. Formerly, Senior Managing Director, Chief Investment Officer, and Director of Equity Investing, Bear Stearns Asset Management.
Eleanor T. M. Hoagland (56) •Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
Francis L. Mustaro (57) •Vice President and Portfolio Manager: 2006 to Date	Portfolio Manager of Cash Management Portfolio and Investment Grade Fixed Income Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund, Inc. and Seligman Core Fixed Income Fund, Inc.; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc.; Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

See footnotes on page 66.

65

Seligman Portfolios, Inc.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information
Richard M. Parower (42) •Vice President and Portfolio Manager: 2006 to Date	Portfolio Manager of Global Technology Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman Global Fund Series, Inc. and Portfolio Manager of its Global Technology Fund; Vice President and Co-Portfolio Manager of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc. Formerly, Senior Analyst with Citibank Global Asset Management covering Global IT Services from June 1998 to April 2000.
Thomas G. Rose (50) •Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.
Richard S. Rosen (49) •Vice President and Co-Portfolio Manager: 1997 to Date	Co-Portfolio Manager of Large-Cap Value Portfolio and Smaller-Cap Value Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Value Fund Series, Inc. Formerly, Managing Director and Senior Portfolio Manager, Bear Stearns Asset Management.
Reema D. Shah (35) •Vice President and Co-Portfolio Manager: 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Co-Portfolio Manager, Seligman Communications and Information Fund, Inc., Seligman New Technologies Fund, Inc., and Seligman New Technologies Fund II, Inc. Formerly, Senior Transaction Processing Analyst, CS First Boston.
Lawrence P. Vogel (51) •Vice President: 1992 to Date •Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.
Erik J. Voss (40) •Vice President and Portfolio Manager: 2006 to Date	Portfolio Manager of Capital Portfolio and Co-Portfolio Manager of Common Stock Portfolio; Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Capital Fund, Inc. and Seligman Growth Fund, Inc. Formerly, Portfolio Manager, Wells Capital Management Incorporated, and prior thereto, Strong Capital Management.
Paul H. Wick (45) •Vice President and Portfolio Manager: 1994 to Date	Portfolio Manager of Communications and Information Portfolio; Director and Managing Director, J. & W. Seligman & Co. Incorporated; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Vice President, and Portfolio Manager, Seligman Communications and Information Fund, Inc.
Frank J. Nasta (43) •Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

66

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Portfolios, Inc., which contains information about the management fees and other costs. Please read the prospectus carefully before investing or sending money.

SP2 12/07	Printed on Recycled Paper

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the Registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Changes in Registrant’s Principal Accountant

On July 18, 2007, Ernst & Young LLP (“Ernst & Young”) resigned as the Registrant’s independent registered public accounting firm, and Deloitte & Touche LLP (“Deloitte & Touche”) was appointed as the Registrant’s independent registered public accounting firm for the 2007 fiscal year. For further disclosure of this change, see the response to Item 77K of the Registrant’s Form N-SAR for the six months ended June 30, 2007 filed on August 28, 2007.

(a) – (d) Aggregate fees billed to the Registrant for the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

	2007(1)	2007(2)	2006(1)	2006(2)
Audit Fees	$160,506	—	—	$175,000
Audit-Related Fees	15,000	$20,000	—	30,000
Tax Fees	25,275	25,000	$28,313	25,000
All Other Fees	—	—	—	—

Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts for review of quarterly compliance procedures regarding diversification requirements of the Registrant. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007(1)	2006
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$15,000	—

(1)	Deloitte & Touche
(2)	Ernst & Young

Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the Registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $100,275 and $83,313, respectively, for Deloitte & Touche, $55,275 and $28,313, respectively, and for Ernst & Young, $45,000 and $55,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the Registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN PORTFOLIOS, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2008

SELIGMAN PORTFOLIOS, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.